UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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Applied Minerals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLIED MINERALS, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS

The 2015 Annual Meeting of Stockholders of

Applied Minerals, Inc. will be held at:

Vanderbilt Suites

Metlife Building

44th Street at Vanderbilt Ave.

New York, New York 10166

on December 9, 2015 at 1:30 P.M. Eastern Time

Record Date is October 15, 2015

Whether or not you expect to attend in person, we urge you to vote your shares via the Internet or by signing, dating, and returning the enclosed proxy card or voting instruction form at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of an additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Voting by the Internet is fast and convenient, your vote is immediately confirmed and tabulated, and it helps the Company reduce postage costs.

If you prefer, you can vote by mail by returning the enclosed proxy card in the addressed, prepaid envelope provided. Please do not return the enclosed paper proxy card if you are voting via the Internet.

How to Vote by Internet

Record Owners

Before the Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 8, 2015.   You will need to enter the 12-digit control number received with your Notice of Internet Availability of Proxy Materials or with the Proxy.

During the Meeting – Go to www.virtualshareholdermeeting.com/AMNL2015

Go to www.virtualshareholdermeeting.com/AMNL2015 to vote during the meeting via the Internet. You will need to enter the 12-digit control number received with your Notice of Internet Availability or Proxy.

Beneficial Owners

If you are a beneficial, and not a record, owner of shares, the availability of Internet voting will depend on the voting processes of your broker, bank or other holder of record.  Therefore, if you are a beneficial owner, we recommend that you follow the voting instructions in the materials you receive from your broker, bank or other holder of record.

October 26, 2015

DEAR STOCKHOLDER:

We cordially invite you to attend the 2015 Annual Meeting of Stockholders to be held on Wednesday, December 9, 2015 at 1:30 P.M. Eastern Time at the Vanderbilt Suites, Metlife Building, 44th Street at Vanderbilt Ave., New York, New York 10166.

The Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

At the meeting, the Company’s executives discuss our results and our plans for the future. We will provide a live webcast of the Annual Meeting available on the website www.virtualshareholdermeeting.com/AMNL2015. You can also submit questions and vote online. We will respond to as many questions as time allows.

Sincerely,

Andre Zeitoun

President and Chief Executive Officer

APPLIED MINERALS. INC.

Notice of 2015 Annual Meeting of Stockholders

Date:	December 9, 2015

Time:	1:30 P.M. Eastern Time

Place:	Vanderbilt Suites Metlife Building 44 Street at Vanderbilt Ave. New York, New York 10166

Record date:	October 15, 2015. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy voting:

Important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting because your proxy is revocable at your option.

Items of business:	● To elect seven directors.

● To approve, on a non-binding advisory basis, the compensation that has been paid to our Named Executive Officers

● To approve an amendment to the Certificate of Incorporation enabling stockholder action by written consent

	●	To ratify the selection of EisnerAmper LLP as our independent auditor for fiscal year 2015

	●	To transact other business that may properly come before the Annual Meeting

Virtual meeting:	You may also vote during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/AMNL2015 and following the instructions.

By order of the Board of Directors

William Gleeson

Secretary

New York, New York

October 26, 2015

Part 1 Information about the Meeting

This Proxy Statement was first sent, given, or released to stockholders on October 26, 2015. It is furnished in connection with the solicitation of proxies by the Board of Directors of Applied Minerals, Inc. (the “Company”) to be voted at the Annual Meeting of Stockholders for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting of Stockholders will be held at 1:30 P.M. Eastern Time on December 9, 2015 at Vanderbilt Suites, Metlife Building, 44th Street and Vanderbilt Ave., New York, New York 10166. Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary revoking the proxy at or prior to the Annual Meeting or by timely executing and delivering, by Internet, mail, or in person at the Annual Meeting, another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Internet Availability of Proxy Materials

We are furnishing proxy materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On October 26, 2015, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Participation in Electronic Meeting

You may also attend this year’s Annual Meeting of Stockholders via the Internet. To vote or to submit your questions during the Annual Meeting, please log on to www.virtualshareholdermeeting.com/AMNL2015. You will need to enter the 12-digit control number on your Notice of Internet Availability or proxy card.

Solicitation of Proxies

The Board of Directors of the Company is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting, a single proxy statement and annual report, along with individual proxy cards, or individual Notices of Internet Availability will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address, unless contrary instructions have been received from an affected stockholder. Stockholders participating in householding will continue to receive separate proxy cards. If you are a registered stockholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our transfer agent, Broadridge Corporate Issuer Solutions, by phone at 1-(800) 542-1061 or mail at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

Record Date; Shares Eligible to Vote; Quorum

Stockholders of record at the close of business on October 15, 2015 will be entitled to vote at the meeting on the basis of one vote for each share held. On October 15, 2015, there were 97,094,676 shares of Common Stock outstanding.

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (48,547,339 shares), in person or represented by proxy, is necessary to constitute a quorum. Abstentions and “broker non-votes” are counted as “present and entitled to vote” for purposes of determining a quorum.

Election of Directors

Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an Annual Meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by the By-Laws of the Company (“By-Laws”).

The Board of Directors expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Voting Procedures

Voting of Proxies

All proxies solicited by the Company, whether received by means of a proxy card or the Internet, will be voted, and where a choice is made with respect to a matter to be voted on, the shares will be voted in accordance with the specifications so made. If a proxy is submitted without indicating (i) a vote for all nominees (ii) withhold for all nominees or (iii) for all except specified nominee(s), it will be deemed to grant authority to vote FOR all nominees presented in Part 7 – Proposals to be voted on” and discussed in Part 2 “Information concerning Directors“ to serve as directors. If a Proxy is submitted without indicating voting instructions on Proposal 2 (Say-on-Pay), Proposal 3 (amendment of the Certificate of Incorporation to enable stockholder action by written consent), or Proposal 4 (ratification of independent auditor), it will be deemed to grant authority to vote FOR any Proposal as to which no instruction is given.

Voting of shares held of record but not beneficially by brokers and other custodian

If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement or other means as specified by the broker or custodian. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian.

Tabulation of votes

Employees of the Company will tabulate the votes cast. We expect to report the final vote tabulation in a Form 8-K filed with the SEC within four business days of the Annual Meeting.

Vote standard for election of directors; additional nominations

The directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “for” votes will be elected to the open positions. The Company’s By-Laws contain advance notice provisions for nominations for director by stockholders. If a stockholder makes a nomination that is not made in accordance with such advance-notice provisions, the nomination may not be voted on at the meeting. As of the date of this proxy statement, the date for stockholder to comply with the advance notice provisions, and thus to be eligible to make a nomination at the meeting nominations, has passed

Effect of Abstentions and Uninstructed Shares (Broker Non-Votes); Vote required for approval

The shares of a stockholder whose proxy or ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present.

If you are the beneficial owner of shares held by a broker or other custodian and you choose not to provide instructions and not obtain a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. See below. If the broker or custodian does not have discretion, the shares will not be voted and are referred to as “broker non-votes.”

The following table summarizes the votes required for passage of each proposal, the effect of abstentions on the voting of shares, and the effect of uninstructed shares held by brokers or other custodians on the voting of such shares. The term “discretionary vote” means that the broker or other custodian may vote the shares and may determine how to vote such shares.

Item	Votes required for Approval	Abstentions	Uninstructed shares

Election of directors	Plurality of shares cast	Not voted	Not voted (Broker Non-Vote)
Advisory vote on executive compensation (“Say on Pay”)	Majority of shares cast	Not voted	Not voted (Broker Non-Vote)

Amendment to the Certificate of Incorporation enabling stockholder action by written consent	Majority of outstanding shares	Not voted	Not voted (Broker Non-Vote)

Ratification of independent auditor	Majority of shares cast	Not voted	Discretionary vote (1)

(1) May be voted as determined by broker or other custodian

Voting on other matters

Under the Company’s By-Laws, if other matters in addition to those listed in the notice are properly presented at the Annual Meeting for consideration, the persons appointed as proxies by the Board of Directors (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote the proxies they hold on those matters for you and will follow the instructions of the Board of Directors. However, the Company’s By-Laws contain advance notice provisions for proposals to be made by stockholders. If a stockholder offers a proposal for a vote that is not made in accordance with such advance-notice provisions, the proposal may not be voted on at the meeting. As of the date of this proxy statement, the date for stockholder to comply with the advance notice provisions, and thus to be eligible to make a proposal at the meeting nominations, has passed.

Part 2 Information concerning Directors

Nominees for Director

The Company’s directors are to be elected at each Annual Meeting of Stockholders. The Company’s Certificate of Incorporation provides that the number of directors is to be fixed from time to time by resolution of the Board of Directors, and the Board of Directors has fixed the number at seven.  The Board of Directors currently consists of six members.

At this Annual Meeting, seven directors are to be elected, each director to serve until the next Annual Meeting of stockholders or until such director’s successor is elected and qualified.  The Board of Directors’ nominees for the Board of Directors are:

●	John Levy
●	Robert Betz
●	Mario Concha
●	David Taft
●	Bradley Tirpak
●	Ali Zamani
●	Andre Zeitoun

Information about Nominees

The following table provides the names, ages, positions with the Company, and principal occupations of our current directors, each of whom has been nominated for election as a director at the Annual Meeting:

Name	Age	Director Since	Principal Occupation

John Levy	58	Non-Executive Chairman since 2009 and Director since 2008	CEO of Board Advisory

Robert Betz	72	Director since 2014	Owner, Personal Care Ingredients

Mario Concha	75	Director since 2013	President of Mario Concha and Associates, LLC

David Taft	58	Director since 2008	President, IBS Capital LLC

Bradley Tirpak	46	Director since March, 2015	Professional Investor

Ali Zamani	36	Director since 2014	Portfolio Manager at Genifor Capital Management

Andre Zeitoun	42	Director since 2009	President and CEO, Applied Minerals, Inc.

All of the nominees are incumbents and their current terms expire at 2015 Annual Meeting.

Information about persons nominated by the Board of Directors for the position of director of the Company is listed below, including brief biographies. Each biographic summary is followed by a brief summary of certain experiences, qualifications, attributes or skills that led the Board to determine that each nominee is qualified to, and should, serve as a director for the Company. General information regarding the nomination process is included under the “Governance and Nominating Committee and Nomination Process” heading.

John F. Levy, Non-Executive Chairman and Director

Since May 2005, Mr. Levy has served as the Chief Executive Officer of Board Advisory, a consulting firm that advises public companies in the areas of corporate governance, corporate compliance, financial reporting, and financial strategies. Mr. Levy currently serves on the board of directors of three public companies including Applied Minerals. Mr. Levy has been a director of China Commercial Credit, a publicly-held Chinese micro-lender, since 2013. Mr. Levy has been a director and audit committee member of Applied Energetics, Inc. (AERG), a publicly-traded company that specialized in the development and application of high power lasers, high voltage electronics, advanced optical systems, and energy management systems technologies, since 2009. From 2006 to 2013, Mr. Levy was a director and chair of the audit committee of Gilman Ciocia, Inc. (GTAX), a publicly traded financial planning and tax preparation firm and served as lead director from 2007 to 2013. From 2010 to 2012, he served as director of Brightpoint, Inc. (CELL), a publicly-traded company that provides supply chain solutions to leading stakeholders in the wireless industry. From 2008 through 2010, he served as a director of Applied Natural Gas Fuels, Inc. (formerly PNG Ventures, Inc.). From 2006 to 2010, Mr. Levy served as a director and Audit Committee chairman of Take Two Interactive Software, Inc., a public company which is a global developer and publisher of video games best known for the Grand Theft Auto franchise. Mr. Levy served as Interim Chief Financial Officer from 2005 to 2006 for Universal Food & Beverage Company, which filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.  Mr. Levy is a frequent speaker on the roles and responsibilities of Board members and audit committee members. He has authored The 21st Century Director: Ethical and Legal Responsibilities of Board Members; Acquisitions to Grow the Business: Structure, Due Diligence, Financing; Creating the Best Projections You Can: Insights Techniques; and Ethics and Sustainability: A 4-way Path to Success and Finance and Innovation: Reinvent Your Department and Your Company. All five courses have initially been presented to various state accounting societies.

Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath, and Grant Thornton. Mr. Levy has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University (PA).

Key attributes, experience and skills: Mr. Levy has over 35 years of progressive financial, accounting, and business experience, including having served as Chief Financial Officer of both public and private companies for over 13 years.  Mr. Levy brings to the board expertise in corporate governance and compliance matters along with extensive experience gained from numerous senior executive positions with public companies. Further, Mr. Levy’s service on the boards of directors of public companies in a variety of industries also allows him to bring a diverse blend of experiences to the Company’s board.

Robert T. Betz, Director

From 2000 through his retirement in 2002, Mr. Betz was the President of Cognis Corp., the North American division of Cognis GmbH, a $4 billion worldwide supplier of specialty chemicals and nutritional ingredients spun off from Henkel AG & Company ("Henkel"). From 1989 through 2000, Mr. Betz held a number of management positions at Henkel including Executive VP and President of its Emery Group, a leading manufacturer of oleochemicals, and President of its Chemicals Group for North America.

From 1979 through 1989, Mr. Betz worked in a number of manufacturing and operations capacities for the Emery Division of National Distillers and Chemicals Corp., eventually rising to President of the division. Mr. Betz began his career in the specialty chemicals industry by joining Emery Industries in 1963. Between 1963 and 1979 he worked for the company as Market Development Representative, Manager of Corporate Planning, Vice President of Operations - Emery (Canada), Manager of Commercial Development, and General Manager of Business Groups. Emery Industries was sold to National Distillers and Chemicals Corp. in 1979.

Since 2003, Mr. Betz has been the owner of Personal Care Ingredients, LLC, a privately-owned marketer of natural products to the personal care industry. Mr. Betz also serves as a director for Bio-Botanica, a manufacturer of natural extracts, and The Plaza Group, a marketer of petrochemicals.

Mr. Betz holds a B.S. in Chemical Engineering and an M.B.A. from the University of Cincinnati. He has also attended the Program for Management Development at Harvard University.

Key attributes experience and skills. During Mr. Betz’s career, he has been involved in developing new products or new markets for existing products. Several of these products grew into sizeable businesses. He managed multiple chemical manufacturing facilities and managed a multi-billion dollar polyethylene business. He was responsible for profit and loss for businesses with sales of $900 million. While heading the chemical operations, he was responsible for all aspects of the business: manufacturing, sales, R&D, IT, HS&E, HR, purchasing, engineering, and legal. His career has continuously involved developing, manufacturing, and selling products directed at most of the markets that Applied Minerals is attempting to penetrate. Since his retirement, he has served on the boards of three chemical-related, private companies: Plaza, Syrgis, and Bio-Botanica and is currently the Chair of the Plaza Audit Committee.

Mario Concha, Director

Mr. Concha is the President of Mario Concha and Associates, LLC, a firm providing consulting services to senior executives and members of boards of directors.   In addition to providing consulting services, he has served as a director of The Plaza Group, a chemical marketer; Arclin, Ltd., a manufacturer of specialty resins; and Auro Resources, Corp, a mineral exploration company with holdings in Colombia’s gold region.  Prior to founding Mario Concha and Associates in 2005, Mr. Concha was an officer of Georgia Pacific Corporation and president of its Chemical Division from 1998 to 2005.  Prior to Georgia Pacific, Mr. Concha participated in the formation of GS Industries, a manufacturer of specialty steels for the mining industry, through a leveraged buyout of Armco Inc’s Worldwide Grinding Systems Division.  He then served as President of its International Division from 1992 to 1998.  From 1985 to 1992, Mr. Concha was Vice President-International for Occidental Chemical Corporation.  Prior to OxyChem, he served in several senior management positions at Union Carbide Corporation in the United States and overseas.

Mr. Concha is a graduate of Cornell University with a degree in Chemical Engineering.  He is a member of the American Chemical Society and of the American Institute of Chemical Engineers.

Key attributes, experience and skills: Mr. Concha has over 40 years experience as a hands-on corporate executive.  He has first-hand industry knowledge, gained from senior executive positions in various industries, including chemicals, plastics, forest products, metals, and mining.  In addition to manufacturing operations, he has had extensive involvement in marketing, sales, and finance.  Mr. Concha also brings corporate governance experience, having served on both public and private company boards.

David A. Taft, Director

Mr. Taft is the President of IBS Capital LLC, a private investment company based in Boston, Massachusetts, which he founded in 1990.  Prior to founding IBS Capital LLC, Mr. Taft spent ten years working in corporate finance with Drexel Burnham Lambert, Winthrop Financial and Merrill Lynch.  Mr. Taft is a graduate of Amherst College and Amos Tuck School of Business Administration at Dartmouth College.

Key attributes, experience and skills: Mr. Taft has over 30 years experience as a corporate investment banker and the manager of IBS Capital LLC, a private investment company.  Mr. Taft brings significant leadership, financial expertise, business development skills, and corporate restructuring experience to the Company’s Board of Directors.  The investments Mr. Taft has made through his management of the IBS Turnaround Fund has, on occasion, required him to advise companies on issues such as corporate governance, capital raising, balance sheet restructuring, and general business strategy.  IBS Capital LLC, under Mr. Taft’s direction, has been a large shareholder of Applied Minerals, Inc. for a number of years.

Bradley Tirpak, Director.

Mr. Tirpak is a professional investor with twenty years of investing experience who has been a portfolio manager at Credit Suisse First Boston, Caxton Associates, and Sigma Capital Management. He is currently the Managing Member of various investment partnerships. Between 1993 and 1996, he was the founder and CEO of Access Telecom, Inc., an international telecommunications company doing business in Mexico. Mr. Tirpak has served as a director and Chairman of the Board of Directors of Full House Resorts, Inc. since 2014.  Mr. Tirpak served as a director of USA Technologies, Inc. from 2010 to 2012. Mr. Tirpak earned a B.S.M.E. from Tufts University and earned his M.B.A. from Georgetown University.

Key attributes, experience and skills: The Board believes that Mr. Tirpak is qualified to serve as a Director due to his knowledge and experience in managing investments and serving on public company boards. In addition to his financial expertise, Mr. Tirpak has extensive experience in corporate governance, strategy and capital allocation.

Ali Zamani, Director

Ali Zamani has served as a Portfolio Manager at Gefinor Capital Management since February 2014 and as Chief Investment Officer of the GEF Opportunities Fund, an opportunistic, value-oriented, liquid public markets fund. Prior to Gefinor. Ali Zamani was a Principal at SLZ Capital Management, a New York-based asset management firm, from July 2012 to December 2013. Prior thereto, he was a Portfolio Manager at Goldman Sachs from 2004 to 2012 where he focused on the energy, materials, utilities and industrials sectors. From 2002 to 2004, Mr. Zamani was a mergers and acquisitions analyst at Dresdner Kleinwort Wasserstein, a boutique New York-based investment bank focused on the energy and utilities sectors.

Mr. Zamani holds a B.S. in Economics from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude.

Key attributes, experience and skills: Mr. Zamani has over 13 years of financial industry experience, including 8 years as a senior investment professional at Goldman Sachs & Co.  Mr. Zamani brings significant capital markets expertise, including extensive mining and industrial sector investing experience.  Additionally, Mr. Zamani brings a unique shareholder/investor perspective to the board having been a major shareholder in numerous similar companies over his career.

Andre M. Zeitoun, Chief Executive Officer, President, Director

Mr. Zeitoun is President and CEO and has served in those positions since January 1, 2009.

Mr. Zeitoun was a Portfolio Manager at SAC Capital/CR Intrinsic Investors from March 2007 through December 2008.  At SAC, he led a team of six professionals and managed a several hundred million dollar investment portfolio focused on companies that required a balance sheet recapitalization and/or operational turnaround.  Many of these investments required Mr. Zeitoun to take an active role in the turnaround process.  From 2003 to 2006, Mr. Zeitoun headed the Special Situations Group at RBC Dain Rauscher as a Senior Vice President and head of the division.  He managed all group matters related to sales, trading, research and the investment of the firm’s proprietary capital.  From 1999 to 2003 Mr. Zeitoun was a Senior Vice President at Solomon Smith Barney.  In this role, Mr. Zeitoun led a Special Situations sales trading research team serving middle market institutions.  Mr. Zeitoun is a graduate of Canisius College.

Key attributes, experience and skills: Mr. Zeitoun has over 15 years experience identifying, allocating capital to, and taking an active role in corporate situations requiring a balance sheet recapitalization and/or operational restructuring.  Since January 2009, Mr. Zeitoun has spearheaded efforts to stabilize the Company’s balance sheet, raise critically needed capital, engage industry-leading consultants to quantify and characterize the Company’s Dragon Mine resource, increase processing capabilities, establish a marketing infrastructure, and lead the marketing effort.   During his time as President and Chief Executive Officer of Applied Minerals, Inc., Mr. Zeitoun has developed a level of expertise in the area of the commercialization of halloysite and iron oxide applications.

Who originally recommended the Nominees

Mr. Levy was originally recommended for election as director by Mr. Taft, a beneficial stockholder who, at the time, was not a director.  Mr. Taft was originally recommended by Mr. Levy and another, now former, director. Mr. Zeitoun was initially elected a director pursuant to the terms of the management agreement with Material Advisors LLC.  Mr. Concha was originally recommended by Mr. Levy. Mr. Betz was originally recommended by Mr. Concha. Mr. Zamani was originally recommended security holders.

Mr. Tirpak was nominated pursuant to the terms of a Director Nomination Agreement (“Director Nomination Agreement’) made in 2011 by the Company with Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (together the “Samlyn Funds”). Subject to the terms and conditions of the Director Nomination Agreement, until the occurrence of a Termination Event (as defined in the Director Nomination Agreement), the Samlyn Funds jointly have the right to designate one person to be nominated for election to the Board. Such right having been exercised by the Samlyn Funds, the Company was obligated to use commercially reasonable efforts to cause such person to be elected to the Board of Directors.

Mr. Tirpak is not an affiliate (as defined in Rule 405 under the Securities Act of 1933) or an employee of either of the Samlyn Funds or any of their affiliates. Aside from agreeing to be the nominee of the Samlyn Funds, there is no agreement or arrangement (compensatory or otherwise) between Mr. Tirpak and either of the Samlyn Funds or any of their affiliates relating to Mr. Tirpak’s service as a director of the Company.

Compensation of Directors

The following sets forth compensation to the persons who served as directors in 2014.

Name	Fees Earned or Paid in Cash	Common Stock Awards	Options Awards (1)(2)	Total ($)

John Levy (1)	$70,000	$--	$21,288	$91,288

David Taft	$71,288	$--	$--	$71,288

Mario Concha (1)	$58,750	$--	$21,288	$80,038

Robert Betz (1) (3)	$38,733	$16,600	$21,288	$76,621

Ali Zamani (1) (4)	$--	$45,278	$21,288	$66,566

Andre Zeitoun	$--	$--	$--	$--

(1)	The value of option awards was determined using Black-Scholes valuation as of the grant date.
(2)

On March 14, 2014, as part of the annual grant process, each member of the Board, except for Mr. Taft and Mr. Zeitoun, was granted 50,000 options to purchase common shares with a strike price of $0.83, vesting quarterly starting on March 31, 2014 and ending on December 31, 2014.

In lieu of the annual 50,000 option grant described above to other Board members, Mr. Taft received $21,288 of cash compensation, which was the Black Scholes value of the option grant.
(3)	Mr. Betz joined the Board on January 29, 2014.
(4)	Mr. Zamani joined the Board on February 4, 2014.

Each director is paid a base retainer of $50,000 per year; committee chairs and the Board chair are paid an additional $10,000 per year.  In 2014 and prior years, directors could elect to take such fees in stock or cash or a mixture thereof.  Beginning in 2015, directors must take at least 50% of such fees in stock.  Each director annually receives options to purchase 50,000 shares of common stock per year, except Mr. Taft who receives the Black-Scholes value of such options in cash.  Beginning in 2015, directors annually receive 50,000 full value shares per year that are restricted as to transfer for one year as of the date of grant.  Mr. Zeitoun does not receive compensation in his capacity as a director.

Board Leadership

John Levy has served as Chairman since 2009.  Accordingly, the Company has separate persons serving in the roles of Chief Executive Officer and Chairman of the Board. The Board believes that separating the Chair from the CEO position facilitates more effective board interaction and improves management accountability.

Mr. Levy, the Board Chair, sets the agenda for and presides at Board meetings and coordinates the Board’s communication with Mr. Zeitoun and the management of the Company. The Board Chair, Mr. Levy, is fully independent.

Mr. Zeitoun, the Chief Executive Officer, is responsible for, among other things, managing the business and affairs of the Company within the guidelines established by the Board, reporting to the Board of Directors, recommending to the Board strategic directions for the Company’s business, and implementing the corresponding strategic, business and operational plans approved by the Board.

Director Independence

Messrs. Levy, Betz, Concha, Tirpak and Zamani are deemed to be independent for purposes of the Board under the independence standards of Nasdaq, which the Company uses to determine independence, and under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act. They are also deemed to be outside directors under the standards of Section 162(m) of the Internal Revenue Code. Messrs. Zeitoun and Taft are deemed to be not independent.  Mr. Zeitoun is not independent because he is an employee of the Company.  Mr. Taft is deemed to be not independent because of the size of his beneficial holdings of the Company’s Common Stock. For further information about Mr. Tirpak, see “Who originally recommended the Nominees.”

Risk Oversight

The Board oversees management’s evaluation and planning for risks that the Company faces. Management regularly discusses risk management at its internal meetings and reports to the Board those risks that it thinks are most critical and what it is doing in response to those risks. The Board exercises oversight by reviewing key strategic and financial plans with management at each of its regular quarterly meetings as well as at certain special meetings. The Board’s risk oversight function is coordinated under the leadership of the independent Chair of the Board and the Board does not believe that this oversight is enhanced by, and has no effect on, the separation of the role of Chair from CEO.

Code of Ethics

We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics is posted on our website at www.appliedminerals.com and can be obtained at no cost, by telephone at (212) 226-4265 or via mail by writing to Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, New York, 10012.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; to provide full, fair, accurate, timely and understandable disclosure in public reports; to comply with applicable laws; to ensure prompt internal reporting of code violations; and to provide accountability for adherence to the Code.

Board and Committee Meetings and Meeting Attendance

There were eight meetings of the Board of Directors held in 2014. In 2014, there were four meetings of the Audit Committee, three of the Compensation Committee, and two of the Governance and Nominations Committee. Every director attended all board meetings and also attended all meetings of committees of which that director was a member (those directors appointed in 2104 attended all board and committee meetings during the period of their incumbency).

It is the policy of the Board that all Board members attend the annual meeting of shareholders, if possible. Members of the Board are expected to attend the Annual Meetings of Stockholders, including the 2015 Annual Meeting.  All then incumbent directors attended the 2014 Annual Meeting.

Committees of the Board

The following table indicates the Committees of the Board and membership on the committees.   The Board of Directors has determined that all committee members are independent under the independence definition used by NASDAQ and under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.

	Audit Committee	Compensation Committee	Governance and Nominating Committee
John Levy	X	X	X
Robert Betz		X	X
Mario Concha		X	X
Bradley Tirpak	X
Ali Zamani	X

Mr. Levy is chair of the Audit Committee. Mr. Concha is chair of the Compensation Committee. Mr. Betz is chair of the Governance and Nominations Committee.

The charters of the Audit, Compensation, and Governance and Nominating Committees are available on the Company’s website, www.appliedminerals.com.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Levy is an audit committee financial expert as this term is defined in the rules of the Securities and Exchange Commission and is independent under the independence standards of Nasdaq and the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.

Audit Committee Report

In the discharge of its responsibilities, the Audit Committee has reviewed the Company’s audited financial statements for fiscal year 2014 included in the Annual Report of Form 10-K for the year ended December 31, 2014;

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Auditing Standards AU Section 380 – The Auditor’s Communication with those charged with Governance as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit concerning independence, and has discussed with the independent accountant the independent accountant's independence; and

Based on the review and discussions referred to in three preceding paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee

John Levy, Chairman

Mario Concha*

Ali Zamani

* Mr. Concha was a member of the Audit Committee at the time (March, 2015) that the Audit Committee Report was produced.

Governance and Nominating Committee and Nomination Process.

The Governance and Nominating Committee does not have a set process for identifying and evaluating nominees for director and does not have any specific minimum requirements that must be met by any committee-recommended nominee for a position on the Board of Directors. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual Board members, the Board takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today's business environment; understanding of the Company's business; educational and professional background; and personal accomplishment.  The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best promote the success of the Company's business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director's past attendance at meetings, participation in and contributions to the activities of the Board, and the results of the most recent Board self-evaluation.

The Board does not have a policy relating to diversity in connection with the identification or selection of nominees and has not considered the issue.

The Board will consider director candidates recommended by any stockholder.  In evaluating candidates recommended by our stockholders, the Board of Directors has no set process for evaluating nominees, and the criteria would include the ones set forth above that are applied to nominees nominated by the Board. Any stockholder recommendations for director nominees proposed for consideration by the Board should include the candidate's name and qualifications for service as a Board member, a document signed by the candidate indicating the candidate's willingness to serve, if elected, and evidence of the stockholder's ownership of Company stock and should be addressed in writing to the President, Applied Minerals, Inc., 110 Greene St., Suite 1101, New York, New York 10012.

There have been no changes in the procedures by which stockholders may recommend candidates for director.

The Governance and Nominating Committee has a charter.

Rights of the Samlyn Entities to Nominate Directors

In connection with their investment of $10 million in 2011, Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (collectively, the “Samlyn Entities”) were granted the joint right to designate one person (the “Initial Nominee”) to be nominated for election to the Board and the Board of Directors shall use commercially reasonable efforts to cause the election or appointment, as the case may be, of such nominee as a director of the Company.

In addition, until the earlier to occur of (i) a Termination Event (defined below) and (ii) December 22, 2016 if Andre Zeitoun is not serving as one of the following: a named executive officer of the Company or chairman of the Board, the Samlyn Entities jointly, during such period in which Andre Zeitoun is not serving in such capacity, shall be entitled to designate a number of additional nominees who together with the Initial Nominee, shall comprise at least 20% of the total number of directors, and the number of directors representing such 20% shall be rounded up to the nearest whole number.

If any nominee (i) is jointly designated by the Samlyn Entities at a time (A) at which such nominee cannot be included in the proxy statement prepared by management of the Company in connection with the soliciting of proxies for a meeting of the stockholders of the Company called with respect to the election of directors or (B) after which a meeting of the stockholders has been held with respect to the election of directors (clauses (i)(A) and (i)(B) collectively, the “Interim Period”) or (ii) is nominated for election to the Board but not elected by the stockholders of the Company for any reason whatsoever, the Board shall increase the number of members serving on the Board by a number of additional members equal to the number of such Nominees designated during the Interim Period and/or not elected (as applicable), and the Samlyn Entities jointly shall be entitled to promptly designate nominee(s), who shall be appointed by the Board to fill such additional member positions promptly following such meeting of the stockholders called for the election of directors.

If the Samlyn Entities, together with their respective affiliates, cease to beneficially own at least 9,700,000 shares of Common Stock, the rights of the Samlyn Entities described above shall terminate automatically (the “Termination Event”). As promptly as practicable following the Termination Event, at the request of the Board, the Samlyn Nominees shall cause each Nominee to execute and deliver a letter of resignation to the Company, which resignation shall be effective immediately with respect to the Company and, if applicable, any subsidiary of the Company for which such Nominee serves as a director, manager or other similar position.

The Samlyn Entities have exercised their right to nominate a director, nominating Bradley Tirpak, who was elected a director in March, 2015.

Agreement with Noteholders to appoint independent directors

In August, 2013, the Company sold $10.5 million of 10% PIK Election Convertible Notes due 2023 (“2023 Notes”).  In connection with such sale, the Company agreed to cause one independent director to be nominated and appointed to its Board of Directors prior to December 31, 2013, and another independent director to be nominated and appointed to its Board of Directors prior to March 31, 2014. The appointment of Messrs. Concha and Betz satisfied the requirements to appoint independent directors. The holders of the 2023 Notes did not nominate and had no input into the Board’s decision to elect Messrs. Concha or Betz to the Board.

Compensation Committee

The Board of Directors established a Compensation Committee and adopted a committee charter in November, 2013.   The Committee is required to meet at least twice a year.  The committee charter states that the committee will have the resources and authority necessary to discharge its duties and responsibilities and the committee has sole authority to retain and terminate outside counsel, compensation consultants, or other experts or consultants, as it deems appropriate, including sole authority to approve the fees and other retention terms for such persons.

The principal responsibilities of the Compensation Committee are as follows:

1.	Board Compensation. Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments.

2.	Chief Executive Officer Compensation.
a.	Conduct an annual CEO evaluation.
b.	Assist the Board in establishing CEO annual goals and objectives, if appropriate.
c.	Recommend CEO compensation to the other independent members of the Board for approval.
(The CEO may not be present during deliberations or voting concerning the CEO's compensation.)

3.	Other Executive Officer Compensation.
a.	Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary and incentive compensation, for the executive officers.
b.

Review the structure and competitiveness of the Company’s executive officer compensation programs considering the following factors: (i) the attraction and retention of executive officers; (ii) the motivation of executive officers to achieve the Company’s business objectives; and (iii) the alignment of the interests of executive officers with the long-term interests of the Company’s shareholders.

c.	Review and approve compensation arrangements for new executive officers and termination arrangements for executive officers.

4.	General Compensation Oversight. Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Committee deems appropriate, including:
a.	Provide guidance to management on significant issues affecting compensation philosophy or policy.
b.	Provide input to management on whether compensation arrangements for Company executives incentivize unnecessary and excessive risk taking.
c.	Review and approve policies regarding CEO and other executive officer compensation.

5.	Equity and Other Benefit Plan Oversight.
a.

Serve as the committee established to administer the Company’s equity-based and employee benefit plans, and perform the duties of the Committee under those plans. The Compensation Committee may delegate those responsibilities to senior management as it deems appropriate.

b.	Appoint and remove plan administrators for the Company’s retirement plans for the Company’s employees and perform other duties that the Board may have with respect to the Company’s retirement plans.

6.	Compensation Consultant Oversight.
a.

Retain and terminate compensation consultants that advise the Committee, as it deems appropriate, including approval of the consultants’ fees and other retention terms. Ensure that the compensation consultant retained by the Committee is independent of the Company.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the committee. The committee may delegate to the Chief Executive Officer authority to make grants of equity-based compensation in the form of rights or options to eligible officers and employees who are not executive officers, such authority including the power to (i) designate officers and employees of the Company or of any of its subsidiaries to be recipients of such rights or options created by the Company, and (ii) determine the number of such rights or options to be received by such officers and employees; provided, however, that the resolution so authorizing the Chief Executive Officer shall specify the total number of rights or options the Chief Executive Officer may so award.  If such authority is delegated, the Chief Executive Officer shall regularly report to the Committee grants so made and the Committee may revoke any delegation of authority at any time.  The Compensation Committee has not delegated any authority to the Chief Executive Officer.

For purposes of determining CEO compensation for 2013 and 2014, the Compensation Committee engaged compensation consultants, Compensation Resources Inc., in 2012 and 2013 to conduct a study of the Company's President, Chief Executive Officer, and Director in order to determine the competitive levels of compensation for comparable positions among similar publicly-traded companies.

A copy of the compensation committee charter is available at www.appliedminerals.com.

Compensation of Policies and Practices as they relate to Risk Management

The Company does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the Company as they relate to risk management practices and risk-taking incentives

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee in 2014 (Messrs. Concha, Betz, Levy) were officers or employees of the Company or engaged in any related party transactions as described in Item 404 of Regulation S-K. No executive officer of the Company was involved in any relationship described in Item 402(e)(4) of Regulation S-K. Mr. Zeitoun participated in deliberations of the Board of Directors concerning executive officer compensation other than his own.

Stockholder Communications to the Board of Directors

Stockholders may communicate with the Board of Directors by sending an email or a letter to Applied Minerals, Inc. Board of Directors, c/o President, 110 Greene Street, Suite 1101, New York, New York, 10012.  The President will receive the correspondence and forward it to the individual director or directors to whom the communication is directed or to all directors if not directed to one or more specifically.

Part 3 Information concerning executive officers and their compensation

Named Executive Officers in 2014

The Named Executive Officers of the Company during 2014 were:

Name	Age	Position
Andre Zeitoun	42	President, CEO, Director
Nat Krishnamurti	42	Chief Financial Officer
William Gleeson	72	General Counsel

Mr. Krishnamurti resigned in August, 2015.

Andre Zeitoun (biographical information about Mr. Zeitoun appears above under “Information about Directors”).

Nat Krishnamurti.  Mr. Krishnamurti was appointed Chief Financial Officer in May, 2012.  Prior thereto, Mr. Krishnamurti spent 11 years at inVentiv Health, a provider of clinical, communications and commercial services to the global pharmaceutical, life sciences and biotechnology industries, where he served in a number of senior-level finance positions.  His last position there was Vice President - Accounting and Reporting, a position he held as the company transitioned its corporate headquarters to a different state after being acquired.  Prior thereto he was Chief Accounting Officer.  Mr. Krishnamurti is a CPA and worked as an auditor for PwC.

William Gleeson.  Mr. Gleeson was appointed General Counsel in September, 2011.  Prior thereto he was a partner in the law firm K&L Gates LLP for more than five years, specializing in securities, corporate, and M&A law.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Comp. ($)	Total ($)

Andre M. Zeitoun,	2014	600,000	400,000	--	--	1,000,000
CEO, Director (2)	2013	600,000	400,000	--	--	1,000,000
	2012	600,000	850,000	2,408,539	--	3,858,539

Nat Krishnamurti,	2014	225,000	--	31,055	5,000	261,055
CFO (3)	2013	225,000	--	49,686	5,000	279,686
	2012	105,000	--	400,200	2,917	508,117

William Gleeson,	2014	300,000	--	270,486	--	545,486
General Counsel	2013	250,000	--	--	--	250,000
	2012	200,000	--	100,065	--	300,065

(1)

Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For assumptions underlying valuation, refer to Note 10 to the Notes to Consolidated Financial Statements found in Item 8, Part II of the Company’s Award Report on Form 10-K. These amounts reflect the Company’s accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers. The options awards granted were valued using the Black Scholes Option Valuation Model.

(2)

Beginning in 2009, the Company contracted with Material Advisors to provide the management services of three individuals (Mr. Zeitoun, Mr. Carney, the current CFO and Vice President of Business Development, and Mr. Basroon, Vice President of Business Development) to the Company beginning in 2009. The Company ceased contracting with Material Advisors at the end of 2012 and thereafter contracted directly with the individuals for their services. Mr. Zeitoun's salary and option award for 2012 and $450,000 of his 2012 bonus amount are his allocable share of the compensation paid to Material Advisors, LLC, of which he is a member. The bonus was for services from 2009-2011. An additional $400,000 bonus was awarded directly to Mr. Zeitoun in November, 2012 for services in 2012. See Compensation Analysis & Discussion for further information.

(4)	Mr. Krishnamurti was appointed Chief Financial Officer on May, 2012 and resigned in August, 2015. Other Compensation consists of a car allowance.

Pensions

The Company does not have any pension plan or any nonqualified defined contribution or any nonqualified deferred compensation plans.

Potential Payments on Termination or Change in Control

In the event Mr. Zeitoun is terminated without Cause or he terminates for Good Reason (as defined), he will receive, in addition to the accrued obligations, (i) six months of base salary, (ii) one-half of bonus amounts not yet earned, and (ii) an amount equal to six months of COBRA payments (approximately $13,000). For 2015, Mr. Zeitoun's base salary is $600,000 and he is eligible to receive a bonus of up to $500,000 ($400,000 in cash and $100,000 in stock).

Mr. Gleeson. In the event Mr. Gleeson terminated by the Company without Cause or he terminates his employment for Good Reason, he shall receive not less than two months of his base salary and (ii) continuation of benefits (including his family) on the same terms as in effect immediately prior to the date of termination for a period of two months (about $3,000). Mr. Gleeson's base salary is $300,000.

Mr. Krishnamurti. Mr. Krishnamurti voluntarily terminated on August 2, 2015. The following provisions would have applied had he been voluntarily terminated. In the event is terminated by the Company without Cause or he terminated his employment for Good Reason, Mr. Krishnamurti would have received, in addition to the accrued obligations, immediate vesting in (i.e., exercisability for) such number of unvested shares (including any option shares, option shares of restricted stock) under any equity grants that would otherwise be vested as of the next anniversary date of his employment if his employment had continued through the next anniversary date.

Grants of Plan-Based Awards

		All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of option
Name	Grant date	options (#)(2)	awards ($/Share)	awards ($)
Nat Krishnamurti, CFO (1)	06-10-2014	75,000	0.84	31,055
William Gleeson (1)	06-10-2014	600,000	0.84	270,486
(1)	No options were granted under an incentive plan.
(2)	Options were granted to Mr. Krishnamurti and Mr. Gleeson in June, 2014 under the Company’s Long-Term Incentive Plan, which was approved by shareholders in November, 2012.

 Outstanding Equity Awards as of December 31, 2014

The following table provides information on the holdings as of December 31, 2014 of stock options granted to the named executive officers. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each Named Executive Officer

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
OPTION AWARDS
Name	Grant Date		Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Andre Zeitoun	01-01-09	(1)	3,949,966	--	--	$0.70	01-01-19
	02-08-11	(2)	1,742,792	--	--	$0.83	01-01-22
	11-20-12	(3)	1,742,792	--	--	$1.66	01-01-23
Nat Krishnamurti	05-29-12	(4)	275,001	24,999	--	$1.55	05-01-22
	05-29-13	(5)	65,000	--	--	$1.35	05-29-23
	06-10-14	(5)	75,000	--	--	$0.84	06-10-24
William Gleeson	08-18-11	(6)	900,000	--	--	$1.90	08-18-21
	11-20-12	(5)	72,406	--	--	$1.66	11-20-22
	06-10-14	(7)	116,669	483,331	--	$0.84	06-10-24
(1)	Vested in 36 monthly installments beginning in February, 2009.
(2)	Vested in 12 monthly installments beginning in January, 2012
(3)	Vested in 12 monthly installments beginning in January, 2013
(4)	Vested in 36 monthly installments beginning in May, 2012
(5)	Vested immediately
(6)	Vested in 36 monthly installments beginning in September, 2011
(7)	Vested in 36 monthly installments beginning in July, 2014

Beginning November 20, 2012, all awards were made under the Company's Long Term Incentive Plan approved by stockholders on November 20, 2012.

Options Exercised and Stock Vested

None of the Named Executive Officers exercised any options, SARs or similar instruments in 2014 and none had any stock awards, vested or unvested.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

There are no nonqualified defined contribution and other nonqualified deferred compensation plans for Named Executive Officers.

Related Party Transactions

Review, approval or ratification of transactions with related persons

Our Board of Directors has a written policy whereby it reviews any transaction involving the Company and a related party before the transaction occurs or upon any significant change in the transaction or relationship. There are no limitations on the types of transactions subject to review, except for ordinary business travel and entertainment. There are no set standards other than fairness. For these purposes, a related party transaction includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities and Exchange Commission.

Transactions with Related Persons

In 2014, the funds managed by IBS Capital LLC, of which Mr. Taft, a director is president, purchased $3,030,303 of 10% PIK Election Convertible Notes Due 2018 (“Series A Notes”) for $2,000,000. The Series A Notes purchased by such funds are convertible into common stock at the rate of $.66 per share. In 2014, funds managed by Samlyn Capital, LLC purchased $10,000,000 of Series A Notes in exchange for $6,000,000 and the cancellation of a warrant to purchase five million shares of common stock of $2.00 per share. The Series A Notes purchased by the Samlyn funds are convertible into common stock at the rate of $.60 per share.

Eric Basroon, Mr. Zeitoun’s brother-in-law, is employed by the Company as Vice President of Business Development. In 2014, he received an annual salary of $200,000.   In 2014, Mr. Basroon was granted 75,000 options that were immediately vested with a Black-Sholes value of $31,055. The options had an exercise price equal to the market price as of the date of grant. In 2015, Mr. Basroon’s salary is $200,000. He is eligible to receive a bonus of up to $100,000, $25,000 of which is payable in common stock. One-quarter of the bonus is related to personal performance and three-quarters (including the payment in stock) is revenue related. He also received options to purchase 50,000 shares of common stock at $.68 per share (the market price on the day of grant) vesting over three years with a ten year term with a Black-Scholes value of $21,450.

Equity Compensation Plan Information

On November 20, 2012, the stockholders of the Company approved the adoption of the Applied Minerals, Inc. 2012 Long-Term Incentive Plan (“LTIP”) and the Short-Term Incentive Plan ("STIP”) and the performance criteria used in setting performance goals for awards intended to be performance-based under Code Section 162(m).  8,900,000 shares are authorized for issuance under the LTIP.  The STIP does not refer to a particular number of shares, but would use the shares authorized in the LTIP for issuance under the STIP.  No options have been granted under the STIP. The CEO, the CFO, Named Executive Officers, and directors, among others, are eligible to participate in the LTIP and STIP.  Prior to the adoption of the LTIP and STIP, stock options were granted under individual arrangements between the Company and the grantees.

Equity Compensation Information As of December 31, 2014
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,803,526	$1.57 -	4,819,490

Equity compensation plans not approved by security holders	13,283,341 (1)	$0.87	--- (2)

Total	17,086,867	$1.03

(1)

Options to purchase common stock were issued under individual compensation plans prior to the adoption of the LTIP as follows. (a) 9,407,930 options were granted to Material Advisors LLC, the entity that provided management personnel to the Company from 2009 to 2013. Mr. Zeitoun was allocated 60% of the options and Messrs. Carney and Basroon, 20% each. 6,583,277 options have an exercise price of $.70 per share, vested over three years from 2009-2011, and have a ten year term. 2,904,653 have an exercise price of $.83 per share, vested over one year in 2012, and have a ten year term. (b)  460,481 options were granted to directors in four grants in 2010-2012 with exercise prices ranging from $.70 to $1.25. The options had vesting periods of one year and had five year terms. (c) 650,000 options were granted in two grants to a now-former director in 2009 in his capacity as an employee and a consultant. The exercise price was $.70 per share and the options vested immediately and have a ten year term. (d) 1,758,640 options were granted to employees and consultants in six grants in 2009-2012. The exercise prices ranged from $.78 to $2, vesting periods ranged from one to three years, and the terms were five or ten years. (e) 651,340 options were granted in two transactions in 2010 to broker-dealers involved in capital raising activities. The options vested immediately, had an exercise price of $1, and had a five year term. All of the foregoing options had an exercise price at or above the market price of the common stock on the date of grant.

(2)	The compensation plans not approved by stockholders were one-time grants and there were no additional securities that might be issued under the individual plans.

Current Executive Officers

Name	Age	Position

Andre Zeitoun	42	President and CEO

Christopher Carney	45	Chief Financial Officer and Vice President Business Development

William Gleeson	72	General Counsel

Andre Zeitoun. Biographical information about Mr. Zeitoun appears above under “Information about Directors.” Mr. Zeitoun's 2015 compensation package consists of a base salary of $600,000 and a potential bonus of $500,000, of which $200,000 is related to personal performance goals and $300,000 (including $100,000 in common stock) is revenue related.

Christopher Carney. Mr. Carney was Interim Chief Financial Officer of the Company from February, 2009 until May, 2012, when he was appointed Vice President Business Development. In August, 2015, he was appointed Chief Financial Officer, while retaining his position as Vice President. Mr. Carney's 2015 compensation package consists of a base salary of $200,000, 50,000 options exercisable at $.68 per share (the market price on the day of grant) with a term of ten years and vesting over three years with a Black-Scholes value of $21,450, and a potential bonus of $100,000, of which $25,000 is related to personal performance goals and $75,000 (including $25,000 in common stock) is revenue related.

William Gleeson. Mr. Gleeson was appointed General Counsel in 2011. Prior thereto he was a partner in the law firm of K&L Gates, specializing in securities, corporate, and M&A law. Mr. Gleeson's 2015 compensation package consists of a base salary of $300,000 and a potential bonus of $100,000, of which $25,000 is related to personal performance goals and $75,000 (including $25,000 in common stock) is revenue related.

Part 4 Compensation Discussion and Analysis

Objectives and Strategy

The Company’s objectives are to develop a range of commercial applications for its halloysite clay and to market those applications to industries seeking enhanced product functionality and to market its iron oxides for pigment and other uses.  We believe successful marketing will generate material profits for the Company, which, in turn, will create significant value for its stockholders.  To realize this objective, the Company must attract and retain individuals, including our Named Executive Officers (“Named Executive Officers” or “NEOs”), who possess the skill sets and experience needed to effectively develop and implement the business strategies and corporate governance infrastructure necessary to achieve commercial success.

Accordingly, compensation for the Named Executive Officers is designed to:

●	Attract, motivate, and retain qualified Named Executive Officers;

●	Incentivize the Named Executive Officers to lead the Company to profitable operations and to increase stockholder value;

●

Assure that over time a significant part of NEO compensation is linked to the Company’s long-term stock price performance, which aligns the Named Executive Officers’ financial interests with those of the Company’s stockholders

●	Motivate the Named Executive Officers to develop long-term careers at the Company and contribute to its future prospects; and

●	Permit the Named Executive Officers to remain focused on the development of the Company’s business in the midst of actual or potential change-in-control transactions.

The Company does not have a policy concerning minimum ownership or hedging by officers of Company securities.

Compensation of Mr. Zeitoun

Mr. Zeitoun has been president and CEO of the Company since 2009.

2012 Compensation

From 2009-2012, the Company was managed pursuant to management agreements with a limited liability company, Material Advisors LLC (“Material Advisors”), organized solely for the purpose of supplying senior management services to the Company.  Material Advisors was required to provide to the Company three senior managers who were the sole members of Material Advisors. One of these individuals was Mr. Zeitoun. The three members of Material Advisors insisted that the Company engage them indirectly through the entity Material Advisors because the members believed that Material Advisors would provide them an added layer of protection when in 2009 they assumed the management responsibilities of a company that faced a challenging liquidity situation, an SEC investigation, and a stockholder class action lawsuit.

Material Advisors, in its sole discretion, allocated amounts of the compensation it received from the Company to its three members.  Material Advisors was under no obligation to tell the Company how allocations were made to its three members and, until January, 2012, the Company did not know such allocations. With the exception of the bonus granted to Mr. Zeitoun in November, 2012 for 2012 performance (granted to him directly and not to Material Advisors), the members used Material Advisors as a means of bargaining as a group and they made allocations of cash and stock options by agreement among themselves.  The Board’s inability to control allocations effectively took the issue of internal pay equity out of the hands of the Board.

In February, 2011, the Company desired to lock in an agreement for the future services of Material Advisors in order to assure continuity of management. At the same time, Material Advisors was anxious to resolve any uncertainty about its future role with the Company. Both sides agreed that it would be appropriate and more efficient to model, with appropriate changes, the 2012 compensation package on the 2009 Management Agreement, which covered the years 2009-2011.

Under the 2009 Management Agreement, the cash compensation to Material Advisors in 2011 was $1 million per year. From that amount, Material Advisors was required to pay certain of the Company’s 2011 expenses (marketing, office rent, travel, and entertainment, among others) (“Company Expenses”) amounting to $478,000. The Board did not know the amount of these expenditures until January, 2012. Material Advisors allocated the cash compensation it received from the Company (after payment of Company Expenses) to its members. In 2011, Mr. Zeitoun was allocated $282,000. Under the 2009 Management Agreement, Material Advisors was granted options to purchase 10% of the total outstanding shares of Common Stock determined as of January 1, 2009, on a fully diluted basis (including the shares subject to the grant of options to Material Advisors).   The options vested over a three-year period.   The options were granted with an exercise price that was well out of the money.

In February 2011, the Board agreed to a management agreement with Material Advisors for the year 2012 (“2012 Management Agreement”).   The 2012 Management Agreement provided for cash compensation of $1 million.  The $1 million for 2012 was the same annual cash compensation as was paid in the 2009-2011 period.  The 2012 Management Agreement required Material Advisors to pay Company Expenses (just as Material Advisors had done under the 2009 Management Agreement), but Material Advisors was subsequently relieved of the responsibility, as described below.

The 2012 Management Agreement also provided for the grant of an option to acquire 2,907,653 shares of the Company’s Common Stock to Material Advisors.  Mr. Zeitoun was allocated 1,742,792 options. The Black-Scholes value of the options allocated to Mr. Zeitoun was $1,181,637 on the grant date.   The per share exercise price was the current market price on the date of grant ($0.83 per share).  The number of shares subject to the grant to Material Advisors was equivalent to 3.5% of the number of fully diluted outstanding shares of Common stock on the date of grant (including the grant under the 2009 Management Agreement but not the grant under the 2012 Management Agreement). The February, 2011 option grant was priced at-the-money as compared to the significantly out-of-the-money option granted in 2009 Agreement. Given the Company’s operational progress and its improved financial status that was produced by management’s efforts, the Board and Material Advisors agreed there would be no reason to grant a deep out-of-the-money option to Material Advisors in order for Material Advisors to demonstrate its commitment to the Company (as it had in connection with the 2009 Management Agreement). In considering the number of options to be granted, the Board focused primarily on the number of options as a percentage of the fully diluted shares as opposed to the Black-Scholes value.

In February 2011, the Board did not know how Material Advisors allocated cash and stock options to its members or the amount of Company Expenses borne by Material Advisors.

Although significant progress had been made by Material Advisors in resolving some of the many problems facing the Company, benchmarking compensation against peers appeared inappropriate because of the difficulties in finding not only other companies managed under an agreement to supply senior executives to the Company but also other companies facing the same or a similar array of problems.

Although management had significantly resolved many of the legacy issues that had burdened the Company, it was still a pre-revenue operation focused on creating products that were to be sold into new markets.  As such, establishing specific performance goals and associated timelines to evaluate management was deemed not to be feasible. Accordingly, the compensation package did not link compensation, including vesting of stock options, to the achievement of predetermined performance goals.

The Board believed that the compensation package was designed to reward short-term performance and to encourage employee retention through the salary portion of the compensation package and to reward long-term performance and sustained growth in stock price through the significant amount of shares of Common Stock available for purchase under the options granted to Material Advisors.  Nevertheless, the cash portion was considered inadequate for the efforts and skill that the three members of Material Advisors would bring to the task.

In January, 2012, the Board learned for the first time the amounts of Company Expenses that Material Advisors had been responsible for in 2009-2011 and the allocations that had been made by Material Advisors to its members.  It also learned that an amount of the 2012 compensation to Material Advisors would be allocated 60% to Mr. Zeitoun.

In December, 2011, the Company had raised $10 million through the sale of Common Stock and warrants, without the use of an investment banker, in a complex transaction designed to limit dilution.  Thereafter, the Board believed that for the first time there were sufficient funds to reward Material Advisors appropriately for its past efforts.  In January, 2012, a bonus of $750,000 in respect of outstanding performance in the 2009-2011 period was awarded to Material Advisors. The size of the cash bonus granted in January, 2012 was determined, in large part, on the amount of money Material Advisors saved the Company through (i) the assumption of the CFO position, thereby saving the Company the expense of having to hire and compensate a CFO not affiliated with Material Advisors and (ii) the fees the Company avoided paying as a result of the members of Material Advisors raising approximately $21.6 million of capital for the Company without the aid of an agent or broker. The bonus was discretionary and was not based on the achievement of any pre-determined performance standards.  Of the $750,000 bonus, 60% was allocated to Mr. Zeitoun ($450,000).

After negotiations with Mr. Zeitoun on behalf of Material Advisors, the Board agreed that it was appropriate to relieve Material Advisors of its obligation to continue to pay Company Expenses (which are noted above).  Relieving Material Advisors of this obligation had the effect of increasing the amount of cash distributable in 2012 by Material Advisors to its three members from approximately $550,000 (based on 2009-2011 experience) to $1 million.

In making these compensation decisions, the Board took into account the substantial progress that the Company had made during the 2009-2011 period, the fact that the market price of the Common Stock had increased 500% during the period of the 2009 Management Agreement, and the Company’s improved financial condition (having raised $10 million in December 2011 through the sale of stock and warrants). The Board believed that it was important to make up for what had seemed to be inadequate past compensation in order to further motivate the members of Material Advisors to perform services for the Company in the future. For largely the same reasons as noted above in connection with compensation decisions in February, 2011, the Board did not believe that use of a compensation consultant or benchmarking or tying any part of cash compensation to the achievement of performance goals was appropriate.

On November 20, 2012, the Board and Material Advisors decided that the Company would deal with the three members of Material Advisors individually and, beginning in 2013, would not engage them through Material Advisors.

On November 20, 2012, the Board determined to grant Mr. Zeitoun a $400,000 cash bonus for exceptional 2012 performance, payable in the first week of 2013.  The Board believed that the additional cash bonus was an appropriate means of motivating and retaining Mr. Zeitoun.  The bonus was discretionary and was not based on the achievement of any pre-determined performance standards.  On Mr. Zeitoun’s recommendation, no bonuses for 2012 were awarded to the other members of Material Advisors.

In February 2011, the Board believed that the structure of the compensation package was heavily weighted toward “pay-for-performance” in that the options incentivized the members of Material Advisors to manage the Company in a manner such that the market price of the Common Stock would increase.  The Board did not believe that either (i) actions in January, 2012 (the bonus to Material Advisors 2012 and the relief from paying Company Expenses) or (ii) the bonus to Mr. Zeitoun awarded in November, 2012 undermined the essential incentive structure of the compensation package because such a significant percentage of his future compensation was represented by his option grants.   The Board believed that actions discussed above did bring the cash component more in line with the contribution and efforts of management.

2013 Compensation

On November 20, 2012, the Board agreed to compensate the three members of Material Advisors directly beginning with calendar year 2013 and determined the 2013 compensation for such persons.  The 2013 cash compensation for Mr. Zeitoun would be $600,000.   Options to purchase 1,742,581 shares of Common Stock were granted to Mr. Zeitoun (with a Black-Scholes value of $2,408,539).  The options vested over the period of the employment agreement (2013), vesting on the first day of the month following a month of the employment agreement beginning February 1, 2013 with the last vesting on January 1, 2014.  The options have an exercise price equal to market price of the Common Stock on the date of grant ($0.83).  The Board also agreed that Mr. Zeitoun would be eligible for a target bonus for 2013 of $400,000 but that the amount could be more or less depending on Mr. Zeitoun’s 2013 performance.  The criteria for determining performance would be decided at the time the Board made a decision as to whether to award a bonus.  These criteria could include quantitative and qualitative considerations such as sales, entering to arrangements with joint ventures and similar “reach through” arrangements, increases in market capitalization, development of corporate staff, and management of plant expansions.

To assist in determining 2013 compensation for Mr. Zeitoun, the Compensation Committee sought advice from a compensation consultant from Hay Associates.

The compensation consultant used market data in his analysis that was drawn from the following sources:  (a) public peer group in the mining and metals sector (13 companies; Comstock Mining Inc., General Moly Inc., Gold Reserve Inc., Golden Minerals Co., Midway Gold Corp, Mines Management Inc, Paramount Gold and Silver, Prospect Global Resources, Rare Element Resources Ltd , Revett Minerals Inc. Ruby Creek Resources Inc., Searchlight Minerals Corp,  and Vista Gold Corp)  and specialty chemical sector (7 companies; Monarch Cement Co, Northern Tech Intl, ADA-ES Inc, Chase Corp, Material Sciences Corp, Senonyx Corp, and Zoltek Cos Inc); (b) the 2012 Hay Group Global Mining Compensation Review for pay-mix purposes; and (c) a sample of companies recently completing an initial public offering as set forth in the Hay Group IPO Reporter (Matador Resources Company, Bonanza Creek Energy, Inc., Carbonite, Inc, C&J Energy, SunCoke Energy, KiOR, Compressco Partners, L.P., Solazyme, Inc., Energy Partners LP, International Corp., Kinder Morgan, Inc., Gevo, Inc., Primo Water Corporation, Amyris, Inc., Molycorp, Inc., Oasis Petroleum LLC, Aluminum Holding Corporation, Douglas Dynamics, Inc., Global Geophysical Services, Inc., Metals USA Holdings Corp., Graham Packaging Company Inc., Cellu Tissue Holdings, Inc.)   The consultant stated that the analysis focused on annual compensation mix and levels relative to market as well as CEO equity ownership relative to other companies recently completing an initial public offering.  The basis for selecting peer group companies consisted of the following factors: assets, market capitalization, nature of the business, the talent market, complexity, and the market share.

Compared to the peer group companies in the mining sector as well as the specialty chemicals sector and the IPO Reporter sample, the Board determined that Mr. Zeitoun’s 2012 compensation was above the 75th percentile. It also determined that Mr. Zeitoun’s 2012 pay mix (as among salary, bonus, and options) was generally well aligned with the pay mixes in the samples noted above.

The consultant stated that there is no perfect model for determining what the appropriate compensation for a CEO should be.  He said that the Compensation Committee would have to review the data presented in his report and use its business judgment to create a package that would be motivational to the CEO and also retain him, as the Board believed that the CEO is key to the success of the business.  The compensation consultant also said that while the Company’s CEO position may have a certain “market value,” it is imperative that the Committee should also consider the contribution and value that Mr. Zeitoun brings to the position and, in particular, the facts that (i) Mr. Zeitoun had raised substantial sums of money without the Company having to use investment bankers thereby saving substantial commissions, (ii) Mr. Zeitoun is leading the Company’s technology development to further commercialize its products, and (iii) Mr. Zeitoun was serving multiple roles (CEO and COO).

Members of the Board noted differences between the Company and many of the mining companies in the peer group.  In particular, many of the peer group companies were gold companies. They noted that entities involved in the gold-mining business are not engaged in businesses that have anywhere near the complexity of the Company’s business. In particular, the Board noted that gold mining companies have a product with a ready market; thus, they do not have to develop a market, as the Company must do for halloysite. The Board also noted that the stockholder return under Mr. Zeitoun’s leadership and, in particular, the Company’s market capitalization, had increased from $10 million to $150 million under Mr. Zeitoun’s leadership.  Mr. Zeitoun indicated that he believed that for peer-group comparison purposes, the Company was more like a developmental pharmaceutical company.  Other members of the Board also agreed that the Company was more like developmental pharmaceutical, biotech and software companies.

2014 Compensation

Compensation Consultant. In November, 2013, the Compensation Committee retained Compensation Resources, Inc. (“CRI”), a compensation consultant located in Upper Saddle River, New Jersey, as a compensation consultant regarding the 2014 compensation of Andre Zeitoun, the President and CEO of the Company.

Interactions of CRI with the Compensation Committee and the Board. Representatives of CRI attended meetings of the Board and/or the Compensation Committee in December, 2013 and February and March, 2014, met (telephonically or in person) with members of the Compensation Committee on four occasions, met with Mr. Zeitoun twice, and met with the Company’s General Counsel (in his capacity of as agent for the Compensation Committee in due diligence matters) four times.

Summary of CRI’s Report to the Compensation Committee. CRI’s “Executive Compensation Study: Report of Findings” was delivered to the Compensation Committee and the Board in March, 2014. Below is a summary of the report.

While the company has previously been identified as a mining company, its operations are much more diversified than what would be considered as typical mining activities. The Company engages in significant research and development activities that are aimed at producing uses for its products with broader applications and thus considers itself more of a specialty chemical company rather than a traditional mining company. Based on the nature of the halloysite clay and its "exclusivity," the Company believes itself more closely aligned with the pharmaceutical industry, which itself has significant research and development activities associated with the development and marketing of proprietary pharmaceuticals. Given that the nature of the Company's business, and the talent needed to expand the business and make it successful, extends into various industry sectors. CRI considered the nature of Applied Minerals' operations in the identification of a relevant peer group for purposes of executive compensation benchmarking.

The process of selecting a group of related peers was based on the nature of the Company’s operations and future strategic direction. The selection was based on the following parameters:

Industry -- Comparable industry sectors, from a business perspective, as well as other industries that cultivate a similar level of talent and ability. CRI identified companies within the following industry sectors: specialty chemical manufacturing; biotech and pharmaceuticals; software; mining; and environmental/sustainable.

Geographic location -- Based on national averages, but in this case, however, CRI applied a geographic differential to the peer data to account for differences in the cost of living between the geographic locations of the peer companies and that of Applied Minerals, which is located in an area with a high cost of living (New York City);

Market Cap -- Guidelines set forth by ISS indicate that the generally accepted approach is to identify companies that are approximately 0.2x to 5.0x of the Market Cap of the target company being analyzed. CRI utilized Applied Minerals' Market Cap of approximately $100 million; this would place the Market Cap range of peer companies between $20 million and $500 million. Market Cap, rather than revenue, was utilized as the financial metric for peer selection, as the Company is considered more of a startup with very limited revenue. CRI reviewed the list of peer group companies with the Compensation Committee, the CEO, and the General Counsel, and the list was further refined to reflect more closely a group of companies that would be considered competitors for similar talent.

The peer group consisted of the following companies: Accelrys Inc., American Pacific Corp., Amyris, Inc. Amicus Therapeutics Inc., Authentidate Holding Corp., Biodelivery Sciences, Cytokinetics Inc. International Inc., Energy Recovery, Inc., General Moly Inc., Hemispherx Biopharma Inc., Kior Inc., Metabolix Inc., Pmfg Inc., Pozen Inc., Simulations Plus Inc., Streamline Health Solutions Inc., U S Lime & Minerals, and United-Guardian Inc.

The compensation study analyzed the position of CEO of the Company, comparing it against other top executives within the identified peer marketplace. Based on the discussion of peer selection above, CRI concluded that the larger context of Mr. Zeitoun's responsibilities, based on his knowledge and ability to translate his ideas into creative uses for the Company's products, validated the use of a broader industry view of competitive compensation. CRI found that (I) Mr. Zeitoun's commitment to the Company's success was evidenced through his ability to gain financing for the Company through his personal connections, which enabled him to secure $10 million of capital in 2013 and (ii) Mr. Zeitoun also had become totally conversant in the chemical properties of the clay and its potential commercial applications, and realized the value of its iron oxide deposits and thus developed a new business for this product over the prior two years. CRI indicated that the Company was then at a transition point, where its operations had to move from "process" to "results"; therefore, the CEO's compensation package needed to be structure in a way that recognized the competitive marketplace, with sufficient financial motivation to reward the CEO to move forward with the Company's strategic direction.

CRI presented its findings with respect to the competitive marketplace for the components of Base Salary and Total Cash Compensation (Base Salary and Annual Bonus/Incentive), along with the value of Total Direct Compensation (Total Cash Compensation, the value of equity, and any other compensation). It said that compensation theory suggests that a Market Range of Compensation around the Market Consensus, rather than a fixed number, is appropriate. CRI said that typically, the Market Range of Base Salary is conservatively considered to be ±10% of the Market Consensus, while the range for Total Cash Compensation varies by ±20% of the Market Consensus, while the range for Total Direct Compensation is wider and usually varies by ±25% of the Market Consensus. Therefore, CRI’s comparative analysis of actual compensation to the marketplace was based on the identified Market Range for the indicated component.

For Mr. Zeitoun's actual compensation, CRI represented the following figures: Base Salary of $600,000, equivalent to his 2013 fixed compensation; Total Cash Compensation which includes Base Salary of $600,000 plus an annual target incentive opportunity of 100% of Base Salary, or $600,000, for a total of $1,200,000; and Total Direct Compensation, which typically includes Base Salary and Total Cash Compensation, plus the three year average of equity compensation, in order to conduct a preliminary comparative analysis with the market findings. However, the Compensation Committee indicated to CRI that (i) the most recent equity grant was specifically provided to Mr. Zeitoun as a one-time award, with the clear understanding that future at-risk compensation will be in the form of short-term incentives; (ii) the short-term incentive opportunity is intended to drive performance towards the Company's most immediate goals of revenue generation and is commensurate with the Compensation Committee's short-term incentive target and (iii) over the next two to three years, it is anticipated that additional equity will not be provided; therefore, CRI’s analysis did not include or provide for any long-term compensation. In this connection, it was noted that the beneficial stock ownership for the majority of the CEO among the peer companies ranged between 1.10% and 6.80% (excluding the outliers which are 13.7% to 38.03%). Mr. Zeitoun's beneficial ownership is 8.6%.

CRI noted that at market average (50% percentile) without equity compensation, Mr. Zeitoun’s represented Base Salary and Total Cash Compensation were above the Market Range and the Total Direct Compensation was within the Market Range, but that at the 75% percentile without equity compensation, Mr. Zeitoun’s represented Base Salary and Total Cash Compensation were within the Market Range and the Total Direct Compensation was below the Market Range.

CRI noted that the methodology used to conduct the competitive market analysis was based on the typical duties and responsibilities associated with the top executive position within the competitive marketplace, and the comparative analysis did not take into consideration the incumbent or any factors relating to that incumbent. CRI noted, however, that it was at the Compensation Committee's discretion to consider Mr. Zeitoun in determining whether his value to the Company was considerable and therefore would justify a higher level of compensation as compared to the marketplace. CRI said that in some cases, a premium can be applied to the market findings to reflect on the incumbent's knowledge, expertise, and contributions (both past and anticipated in the future), and therefore would reflect on a higher percentile positioning due to these factors. CRI noted that in discussions with the Compensation Committee, the Committee believed that it had a significant level of confidence in Mr. Zeitoun's abilities to drive the Company. CRI noted that based on multiple in-depth discussions with the Compensation Committee and their strong belief that Mr. Zeitoun is a crucial and extremely valuable asset to the Company, CRI presented both the Market Average and 75th percentile calculations so that the Compensation Committee would have a broader perspective of the marketplace for pay in consideration of the peer group examined herein.

Compensation Committee Actions. The Compensation Committee met four times regarding Mr. Zeitoun’s compensation and the Board met three times. At its meeting on June 9, 2014, the Compensation Committee determined to recommend to the Board that

●	Mr. Zeitoun’s salary for 2014 would be $600,000, which was the same salary as in 2013 and was justified by Mr. Zeitoun’s exceptional knowledge and accomplishments.

●

Mr. Zeitoun’s annual target incentive for 2014 would be $400,000 rather than $600,000 (as represented in CRI’s report) and that this would bring the Total Direct Compensation at Market Average (no equity) within the Market Range and Total Cash Compensation at the 75th percentile would still be within the Market Range, but would be below the Market Consensus. The Compensation Committee further determined that the bonus would be payable in cash in two tranches: (i) $200,000 payable if there were a commercial sale of iron oxide in 2014 and (ii) $200,000 payable if one of the following three were accomplished in 2014: cumulative revenue (accrued or realized) and/or backlog of $1 million; sale of all or a substantial portion of Idaho properties; raising at least $2 million of capital by sale of equity and/or sale of PIK Notes;

●

Mr. Zeitoun would not be awarded any equity compensation for 2014 because he already beneficially owned (through direct ownership and options) 8.6% of the equity of the Company and that ownership provide him with sufficient long-term incentive.

On the same day, the Board adopted the recommendations of the Compensation Committee.

In December, 2014, the Nominating and Governance Committee determined that Mr. Zeitoun had satisfied the conditions of both tranches for payment of the bonus and recommended that the Board approve payment of the bonus. Thereafter, the Board approved payment of a $400,000 bonus.

Compensation of Mr. Gleeson

William Gleeson, the General Counsel, was hired as of September 15, 2011. Mr. Gleeson’s three-year employment agreement provided for annual cash compensation of $200,000 plus a 10-year option to purchase up to 900,000 shares of Common Stock at an exercise price of $1.90 per share, which was above the $1.74 market price on the date of grant, September 15, 2011. The Black-Scholes value of the options was $1,370,340 on the date of grant.  The options vested in 36 monthly installments beginning September 15, 2011. Mr. Gleeson’s employment may be terminated at will.  The Company did not use a compensation consultant in connection with the employment agreement.

The compensation package in the employment agreement reflected Mr. Gleeson’s familiarity with the Company and its legal issues resulting from his representation of the Company beginning in January, 2008.  The relative mix of cash and options in his employment contract reflected the Company’s strained cash position and its near-term revenue prospects at the time of the hiring, with the number of options designed to compensate for the relatively low cash compensation.  The vesting of the options was not tied to any performance standards because at the time, given the Company’s limited amount of sales and its lack of profitability, it was deemed that meaningful performance standards could not be established.  For the same reason, the Company did not establish performance standards for bonus awards. No cash bonus was awarded to Mr. Gleeson.

On November 20, 2012, the Board, on the recommendation of Mr., Zeitoun, awarded Mr. Gleeson 72,406 stock options having an exercise price equal to market price on the date of grant with a Black-Scholes value of $100,065 and increased his compensation to $250,000 per year for 2013 because of exemplary performance.

For 2014, as a result of exceptional performance, Mr. Gleeson’s salary was increased to $300,000 and he was awarded 600,000 options to purchase common stock at $.83 per share, such options vesting monthly over a three-year period and having an exercise price equal to the market price on the date of grant..

The Company has not used compensation consultants in connection with Mr. Gleeson’s compensation and has not benchmarked his compensation.

Compensation of Mr. Krishnamurti

In May, 2012, the Company, on the recommendation of Mr. Zeitoun, hired Mr. Krishnamurti under a three year employment agreement calling for an annual salary $180,000 and an option grant to purchase 300,000 shares of the Company’s Common Stock with a exercise price equal to the market price on the day of grant. The options had a Black-Scholes value of $400,200 determined as of the date of grant.  The terms, including the compensation amounts and the number of options, as well as the mix between those elements, were negotiated by the parties and the Board believed that the compensation package reflected Mr. Krishnamurti’s expertise and experience and gave him appropriate long-term incentive through the stock options.

In May 2013, the Board, on the recommendation of Mr. Zeitoun due to Mr. Krishnamurti’s excellent performance, increased Mr. Krishnamurti’s cash compensation to $225,000 and granted a 10-year option vesting immediately to purchase 65,000 shares of Common Stock with an exercise price equal to the market price on the day of grant. The options had a Black-Scholes value of $49,686 of the date of grant.

Mr. Krishnamurti’s 2014 cash compensation remained the same as in 2013, but he was awarded options to purchase 75,000 shares of common stock at $.84 per share, and the options vested immediately and had an exercise price equal to the market price on the day of grant. The options had a Black-Scholes value of $31,055 of the date of grant.

The Company did not use compensation consultants in connection with Mr. Krishnamurti’s compensation and did not benchmark his compensation.

Mr. Krishnamurti resigned in August, 2015.

Tax and Accounting Treatment of Compensation

Deductibility Cap on Executive Compensation

The Compensation Committee is aware that Section 162(m) of the Internal Revenue Code treats certain elements of executive compensation in excess of $1 million a year as an expense not deductible by the Company for federal income tax purposes. Mr. Zeitoun’s cash compensation for the Company’s 2012 tax purposes was $1,050,000 and was not performance-based, so that $50,000 was not deductible. Depending on various factors, including the market price of the Company’s Common Stock on the date of exercise of options that are not performance-based, the compensation of certain executive officers in future years may be in excess of $1 million for purposes of Section 162(m). The Compensation Committee reserves the right to pay compensation that may be non-deductible for tax purposes to the Company if it determines that it would be in the best interests of the Company

Tax and Accounting Treatment of Options

We are required to recognize in our financial statements compensation cost arising from the issuance of stock options.  GAAP requires that such that compensation cost is determined using fair value principles (we use the Black-Scholes method of valuation) and is recognized in our financial statements over the requisite service period of an instrument (for 2012 and prior years, generally we used the vesting period for employee and consultant options and warrants). However, the tax deduction is only recorded on our tax return when the option is exercised. The tax benefit received at exercise and recognized in our tax return is generally equal to the intrinsic value of the option on the date of exercise.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussions, the Discussion and Analysis in this Proxy Statement.

Mario Concha

John Levy

Robert Betz

Part 5 Information concerning Independent Registered Public Accountant

Independent Registered Accountant for 2015

EisnerAmper LLP was the Company’s independent accountant for the fiscal year ending December 31, 2014 and has been selected by our Board of Directors as the Company’s independent accountant for the fiscal year ending December 31, 2015. The Board asks stockholders to ratify that selection. Although current law, rules, and regulations require the Board of Directors to engage, retain, and supervise the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of EisnerAmper LLP for ratification by stockholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of EisnerAmper LLP as the Company’s independent auditor for the current fiscal year. If a majority of votes cast does not ratify the selection of EisnerAmper LLP, the Board of Directors will consider the result a recommendation to consider the selection of a different firm.

Representatives of the EisnerAmper LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

Fees to Accountants

EisnerAmper LLP was selected by our Board of Directors as the Company’s independent accountant for the years ending December 31, 2014 and 2015.

The following table presents fees for audit services rendered by EisnerAmper, the independent auditor for the audits of the Company’s annual consolidated financial statements for the years ended December 31, 2014 and 2013, respectively.

	December 31, 2014	December 31, 2013
Audit Fees	$117,500	$117,500
Audit-Related Fees	4,000	8,000
Tax Fees (1)	7,500	7,500
All Other Fees	--	--

Total	$129,000	$133,000

(1)	Tax fees represent the aggregate fees paid for professional services, principally regarding fees for tax compliance and tax advice.

Policy on Board of Directors' Pre-Approval of Audit an Non-Audit Services of Independent Auditors

The Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services provided by the Company’s independent registered public accounting firm. The policy is designed to ensure that the provision of these services does not impair the registered public accounting firm’s independence. Under the policy, any services provided by the independent registered public accounting firm, including audit, audit-related, tax and other services must be specifically pre-approved by the Board of Directors. The Board of Directors does not delegate responsibilities to pre-approve services performed by the independent registered public accounting firm to management. For the fiscal year ended December 31, 2014, all services provided by the Company’s independent registered public accounting firm were pre-approved by the Board of Directors.

Part 6 Additional Important Information

Beneficial Stock Ownership:  Directors, Named Executive Officers, and 5% Holders.

The following table sets forth, as of October 15, 2015, information regarding the beneficial ownership of our Common Stock with respect to each of the Named Executive Officers, each of our directors, each person known by us to own beneficially more than 5% of the Common Stock, and all of our directors and Named Executive Officers as a group.  Each individual or entity named has sole investment and voting power with respect to shares of Common Stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The percentage of Common Stock beneficially owned is based on 97,094,676 shares of Common Stock outstanding as of October 15, 2015 plus a person’s shares subject to options or warrants granted that are exercisable, or will be exercisable, within 60 days of October 15, 2015.

Name and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned

John Levy (2)(3)(5)	627,197	*
Robert Betz (2)(3)(6)	217,384	*
Mario Concha (2)(3)(7)	222,052	*
David Taft (2)(3)(8)	26,236,816	27.1
Ali Zamani (2)(3)(9)	278,848	*
Bradley Tirpak (2) (3) (10)	133,485	*
Andre Zeitoun (2)(3)(4)(11)	8,762,899	9.0
Christopher Carney (2)(4)(12)	3,357,691	3.5
William Gleeson (2) (4) (13)	1,289,079	1.3
All Named Executive Officers and Directors as a Group	41,125,451	42.5
Robert Pohly (2)(14)	21,983,695	22.7
James Berylson (2)(15)	7,152,399	7.4

* Less than 1%

(1)	Unless otherwise indicated, the address of the persons named in this column is c/o Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, NY 10012.
(2)

Included in this calculation are shares deemed beneficially owned by virtue of the person’s right to acquire them within 60 days of the date of October 15, 2015 as determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

(3)	Director.
(4)	Executive officer.
(5)

Mr. Levy’s holdings include: (i) options to purchase 45,000 shares of common stock at $1.00 per share expiring in June, 2016 (ii) options to purchase 100,000 shares of common stock at $1.00 per share expiring in November 2016; (iii) options to purchase 100,000 shares of common stock at $1.24 per share expiring in January, 2018; (iv) options to purchase 100,000 shares of common stock at $1.66 per share expiring November, 2022; (v) options to purchase 50,000 shares of common stock at $0.83 per share expiring in March, 2024 and (vi) options to purchase 37,500 shares of common stock at $0.66 per share expiring in February, 2025.

(6)

Mr. Betz’s holdings include options to purchase (i) 50,000 shares of Common Stock at $0.83 per share expiring in March, 2024 and (ii) options to purchase 37,500 shares of common stock at $0.66 per share expiring in February, 2025.

(7)

Mr. Concha’s holdings include (i) options to purchase 50,000 shares of Common Stock at $0.83 per share expiring in March, 2024 and (ii) options to purchase 37,500 shares of common stock at $0.66 per share expiring in February, 2025.

(8)

Based upon the Schedule 13D filed with the Securities and Exchange Commission on November 6, 2014, Mr. Taft, whose address is One International Place 31st Floor Boston, MA 02110, is a member and president of IBS Capital LLC. IBS Capital LLC is the general partner of The IBS Turnaround Fund (QP) (A Limited Partnership) (“QP Fund) and The IBS Turnaround Fund (A Limited Partnership) (“LP Fund) and investment adviser to The IBS Opportunity Fund (BVI), Ltd (“Opportunity Fund”). QP Fund owns 14,378,004 shares of the Company’s Common Stock, has the right to acquire 1,933,370 shares on conversion of the 10% PIK Election Convertible Notes due 2018 (“Series A Notes”) that it holds and has the right to acquire 96,668 shares on conversion of Series A Notes to be issued as interest on the Series A Notes it holds within 60 days of October 15, 2015. LP Fund owns 6,862,482 shares of the Company’s Common Stock, has the right to acquire 919,891 shares on conversion of the Series A Notes it holds and has the right to acquire 45,995 shares on conversion of Series A Notes to be issued as interest on the Series A Notes it holds within 60 days of October 15, 2015. Opportunity Fund owns 1,364,911 shares of the Company’s Common Stock, has the right to acquire 605,234 shares on conversion of the Series A Notes it holds and has the right to acquire 30,261 shares on conversion of Series A Notes to be issued as interest on the Series A notes it holds within 60 days of October 15, 2015.

(9)

Mr. Zamani’s holdings include (i) options to purchase 50,000 shares of Common Stock at $0.83 per share, expiring in March, 2024 and (ii) options to purchase 37,500 shares of Common Stock at $0.66 per share, expiring in February, 2025.

(10)	Mr. Tirpak’s holdings include options to purchase 19,178 shares of Common Stock at $0.73 per share, expiring in April 2025.
(11)

Mr. Zeitoun’s holdings include: (i) options (held through Material Advisors) to purchase 3,949,966 shares of Common Stock at $0.70 per share expiring in January 2019; (ii) options (held through Material Advisors) to purchase 1,742,792 shares of Common Stock at $0.83 per share expiring in January 2021; and (ii) options to purchase 1,742,792 shares of Common Stock at $1.66 per share expiring in November, 2022.

(12)

Mr. Carney’s holdings include (i) options (held through Material Advisors) to purchase 1,316,655 shares of Common Stock at $0.70 per share, expiring in December, 2018; (ii) options (held through Material Advisors) to purchase 580,930 shares of Common Stock at $0.83 per share, expiring in January, 2022; (iii) options to purchase 580,930 shares of Common Stock at $1.66 per share, expiring in November, 2022; and (iv) options to purchase 75,000 shares of Common Stock at $0.84 per share, expiring in June, 2024.

(13)

Mr. Gleeson’s holdings include (i) options to purchase 900,000 shares of Common Stock at $1.90 per share expiring in September 2021; (ii) options to purchase 72,406 shares of Common Stock at $1.66 per share expiring in November 2022; and (iii) options to purchase 316,673 shares of Common Stock at $0.84 per share expiring in June 2024.

(14)

Based upon the Schedule 13D filed with the Securities and Exchange Commission on November 5, 2014, Mr. Pohly, whose address is 500 Park Avenue, 2nd Floor, New York, N.Y. 10022, is the managing member of Samlyn Partners and Samlyn Capital LLC. Samlyn Capital LLC acts investment manager of Samlyn Onshore Fund, LP ("Samlyn Onshore") and Samlyn Offshore Master Fund, Ltd. ("Samlyn Offshore"). Samlyn Partners is the general partner of Samlyn Onshore. Samlyn Onshore owns 3,850,000 shares of the Company’s Common Stock, has the right to acquire 3,971,739 shares on conversion of the Series A Notes it holds and has the right to acquire 198,587 shares on conversion of Series A Notes to be issued as interest on the Series A Notes it holds within 60 days of October 15, 2015. Samlyn Offshore owns 6,150,000 shares of the Company’s Common Stock, has the right to acquire 7,441,304 shares on conversion of the Series A Notes it holds and has the right to acquire 372,065 shares on conversion of Series A Notes to be issued as interest on the Series A Notes it holds within 60 days of October 15, 2015.

(15)

Based on a 13D files on May 1, 2015, Mr. Berylson, whose address is 200 Clarendon Street, 50th Floor, Boston, Massachusetts 02116, is the sole managing member of Berylson Capital Partners GP (“GP”) and Berylson Capital Partners, LLC (“BCP”). GP is the general partner, and BCP is the investment manager, of Berylson Master Fund, LP, a Cayman Islands limited partnership (the “Fund”).  The Fund owns 3,577,381 shares of the Company’s Common Stock and has the right to acquire 3,575,018 shares on conversion of the 10% PIK Election Convertible Notes (due 2023) it holds.

Section 16(a) beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation to furnish us with copies of all Section 16(a) forms which they file. To the best of our knowledge, except for one filing for Mario Concha (relating to two transactions) and one filing by IBS Capital, LLC (relating to one transaction), all filings were made timely in 2014.

Stockholder Proposals and Nominations for 2016 Annual Meeting

No determination has been made as to when the 2016 Annual Meeting will be held.  We will file a Current Report on Form 8-K when that determination is made.

Proposals made under Rule 14a-8

Rule 14a-8 under the Securities Exchange Act indicates the date or time frames, for purposes of Rule 14a-8, that a proposal must be submitted to the Company in order to be included in the Company’s proxy statement and on the Company’s proxy card for the 2016 Annual Meeting. Under such rule, the proposals must be submitted to the Company at our principal executive offices at Suite 1101, 110 Greene Street, New York, NY 10012 by the following dates:   if the 2016 meeting is held within 30 days of the date of the anniversary of the 2015 Annual Meeting, a stockholder’s Rule 14a-8 proposal must be received no later than the close of business on July 3, 2016;  if it is held more than 30 days from the date of the anniversary of the 2015 Annual Meeting of Stockholders, it must be received a reasonable time before the Company begins to print and send its proxy materials for the 2016 Annual Meeting.

Proposals and Nominations made under the Company’s By-Laws

The Company’s By-Laws provide means for stockholders to submit proposals that are not submitted under SEC Rule 14a-8 or to make director nominations. Under the Company’s By-Laws, stockholders who wish to submit proposals that are not submitted pursuant to SEC Rule 14a-8 or to make nominations for the 2016 Annual Meeting must provide notice that is delivered to or mailed and received at the principal executive offices of the Company:

(1)

by the close of business 60 days in advance of the anniversary of the 2015 Annual Meeting (which would be October 9, 2016) if such meeting is to be held during the period November 8, 2016 to December 2, 2016;

(2)	90 days in advance (which would be September 9, 2016), if such meeting is to be held on or after December 3, 2016 and on or before December 9, 2016; and

(3)	with respect to any other Annual Meeting of Stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting.

The Company will not consider at the 2016 Annual Meeting any proposal or nomination that does not meet the requirements of Rule 14a-8 or the Bylaw requirements, as the case may be.

Part 7 Proposals to be voted on at the meeting

Election of Directors

Seven directors have been nominated for election at the Annual Meeting to hold office until the next Annual Meeting of Stockholders. The nominees were evaluated and recommended by the Board of Directors.

The directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “for” votes will be elected to the open positions. Under the Company’s advance notice By-law, the latest date (the formula for determining the date was stated in last year’s Proxy Statement) on which a stockholder could provide notice of intent to make a nomination (a condition precedent to the ability to make a nomination) passed before the date of this Proxy Statement.

Our Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director Since	Principal Occupation

John Levy	58	Non-Executive Chairman since 2009 and Director since 2008	CEO of Board Advisory

Robert Betz	72	Director since 2014	Owner, Personal Care Ingredients

Mario Concha	75	Director since 2013	President of Mario Concha and Associates, LLC

David Taft	58	Director since 2008	President, IBS Capital LLC

Bradley Tirpak	46	Director since March, 2015	Professional Investor

Ali Zamani	36	Director since 2014	Portfolio Manager at Genifor Capital Management

Andre Zeitoun	42	Director since 2009	President and CEO, Applied Minerals, Inc.

Advisory Vote on Executive Compensation

As required by Section 14A of the Securities and Exchange Act of 1934, we are asking for your advisory vote on the following resolution (the “Say-on-Pay” resolution):

RESOLVED, that the stockholders approve, in a nonbinding vote, the compensation of the Company’s Named Executive Officers, as disclosed in Parts 3 and 4 of the Proxy Statement.

We currently hold our Say-on-Pay vote every year. Stockholders will have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every six years. The next advisory vote on the frequency of the Say-on-Pay vote will occur no later than 2018.

The Company’s compensation objectives are (i) to develop a range of commercial applications, utilizing the halloysite clay deposits located at its Dragon Mine property and market those applications to industries seeking enhanced product functionality and (ii) to market its iron oxides for pigment and other uses.  We believe successful marketing will generate material profits for the Company, which, in turn, will create significant value for its stockholders.  To realize this objective, the Company must attract and retain individuals, including our Named Executive Officers, who possess the skill sets and experience needed to effectively develop and implement the business strategies and corporate governance infrastructure necessary to achieve commercial success.

Accordingly, compensation for the Named Executive Officers is designed to:

●	Incentivize the Named Executive Officers to lead the Company to profitable operations and to increase stockholder value;

●

Assure that over time a significant part of Named Executive Officer compensation is over time linked to the Company’s long-term stock price performance, which aligns the Named Executive Officers’ financial interests with those of the Company’s stockholders;

●	Attract, motivate, and retain qualified employees;

●	Motivate the Named Executive Officers to develop long-term careers at the Company and contribute to its future prospects; and

●	Permit the Named Executive Officers to remain focused on the development of the Company’s business in the midst of actual or potential change-in-control transactions.

The Company seeks to provide competitive compensation that is commensurate with individual and Company-wide performance.

Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation paid to our Named Executive Officers.

Amendment to the certificate of incorporation enabling stockholder action by written consent

Our Board of Directors recommends that the Company’s stockholders adopt an amendment to the Company’s Certificate of Incorporation (the “Charter”) to permit stockholders to act by written consent by the same approval threshold that would be applicable if the action were taken at a special meeting of stockholders. Stockholders holding at least 20 percent of the voting power of the outstanding capital stock could request that the Board set a record date for the action by written consent. The Charter currently prohibits stockholder action by consent so that an amendment to the Charter is necessary to allow stockholders to act by consent.

The Charter amendment allows stockholders, holding at least 20 percent of the voting power of the outstanding capital stock entitled to vote on an action, the right to request that the Board set a record date for determining the stockholders entitled to express consent on such action. Once such a record date is set and the appropriate procedures contained in the Charter and the Company’s By-Laws (the “By-Laws”) are satisfied, stockholders would be able to act by written consent. The 20-percent threshold is consistent with the 20-percent threshold that currently must be met for our stockholders to call a special meeting. The Board believes that the threshold for acting by written consent and calling a special meeting should be the same, so there should be no advantage to proceeding in one way versus the other. The Board believes that the 20-percent threshold as the ownership threshold strikes an appropriate balance between competing interests –enhancing the ability of stockholders to initiate stockholder action that is not recommended by the Board and the risk that a lower threshold would subject stockholders to numerous actions that may only be relevant to particular constituencies. The Board believes that action by written consent is not a matter to be taken lightly and therefore procedural and other safeguards are necessary to protect all stockholders. This is especially so since stockholders would not have the same opportunity to discuss the proposed action and listen to all viewpoints that they would have if the action were taken at a meeting. Moreover, overseeing the solicitation, delivery and examination of written consents and ensuring effective communication of information among stockholders about the relevant subject matter also involves significant management commitment of time and focus and imposes substantial legal and administrative cost.

In the interest of promoting fairness and inclusiveness, and to maintain a consistent procedure for stockholders to take actions not approved by the Board, the Charter amendment and related amendments to the By-Laws also contain certain other procedural and informational requirements that will be applicable if stockholders seek to take action by written consent, including: (i) a requirement that stockholders must solicit consents in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (without reliance on the exemption contained in Rule 14a-2(b)(2) under the Exchange Act), in order to ensure that a proxy statement will be publicly filed and all stockholders are fully informed about the action, (ii) a requirement that no stockholder may submit his or her consent until 20 days after the applicable record date, so that all stockholders are given time to fully consider and discuss the action before it becomes effective, and (iii) procedures and timing requirements to enable the Board to call a special meeting to vote on the action if it believes that such a meeting would best facilitate stockholder discussion and participation with respect to the matter.

Under the Charter amendment, the Board will not be obligated to set a record date for an action by written consent if (i) the record date request does not comply with the Charter and By-Laws, (ii) such action is not a proper subject for stockholder action under applicable law, (iii) the request for a record date for such action is received by the Company during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the current year annual meeting or the period from the time notice of any special meeting is first given to shareholders and ending on the date of such meeting, (iv) an annual or special meeting of stockholders was held not more than 30 days before such request for a record date was received by the Secretary of the Company, (v) an item of business that is substantially similar (“Similar Item”) will be brought before a meeting of the stockholders that is to be called by the Company within 15 days after the request for a record date is received and held promptly thereafter, or (vi) the record date request relating to the proposed consent to an action or any solicitation of consents to such action was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law (collectively, the “Procedural Requirements”). For purposes of this paragraph, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. The Board of Directors shall determine in good faith whether a record date is required to be set under the provisions of the Charter and By-Laws.

For an action by written consent to be effective, consents signed by the requisite number of stockholders must be delivered to the Company within 60 days of the earliest dated consent delivered in the manner required by the Charter and By-Laws and not later than 120 days after the record date.

The Board has also adopted a corresponding amendment to the By-Laws, to be effective upon the approval by stockholders of the Company’s proposal to amend the Charter. This amendments require stockholders requesting the establishment of a record date to provide certain information, to make certain representations and to comply with certain requirements relating to the proposed action and information about themselves (and their nominees, if applicable)  (the “Informational Requirements”). The amendments also provide for the appointment of Inspectors of Election to perform a ministerial review of the validity of consents and revocations. As discussed above, the Board believes both rights, action by written consent and calling a special meeting, should be parallel. The By-Law amendments also coordinate and clarify By-Laws relating to special meetings and stockholder proposals. The proposed amendments make the initiation right with a 20-percent threshold parallel in the Charter, and also make substantially similar procedural requirements and informational requirements applicable for stockholders calling a special meeting.

By its terms, the amendment to the Certificate of Incorporation could enable the Board to seek stockholder approval for action initiated by the Board rather than stockholders by means of consents rather than calling a meeting of stockholders and soliciting proxies. The Board has no current plans to seek approval from stockholders by means of consents,

The complete text of the proposed Charter amendment is set forth in Appendix A and the proposed By-Law amendment is set forth in Appendix B.

The amendment to our Charter under this Item 3 requires the affirmative vote of a majority of our outstanding shares of common stock. If the amendment to the Charter is approved, then it will become effective upon filing with the Delaware Department of State, which filing would be made promptly after the annual meeting.

Our Board of Directors recommends a vote FOR approval of the amendment to the Certificate of Incorporation

Ratification of Independent Auditor

The Audit Committee has selected EisnerAmper LLP as the Company’s independent auditor for fiscal year 2015, and the Board asks stockholders to ratify that selection.

Our Board of Directors recommends a vote FOR ratification of the independent auditor.

Appendix A

CERTIFICATE OF INCORPORATION

OF

Applied Minerals, Inc.

FIRST:

The name of the Corporation is and shall be Applied Minerals, Inc. (hereinafter in this Certificate of Incorporation called the “Corporation”).

SECOND: The principal office and place of business of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle; and the name and post office address of the registered agent of the Corporation in the State of Delaware is The National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware.

THIRD: The nature of the business, or objects or purposes to be transacted, promoted or carried on are as follows:

To engage in, conduct, perform or participate in every kind of commercial, agricultural, mercantile, manufacturing, mining, transportation, industrial or other enterprise, business, work, contract, undertaking, venture or operation.

To buy, sell, manufacture, refine, import, export and deal in all products, goods, wares, merchandise, substances, apparatus, and property of every kind, nature and description, and to construct, maintain, and alter any buildings, works or mines.

To enter into, make and perform contracts of every kind with any person, firm or corporation.

To do all and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes or the attainment of one or more of the objects herein enumerated, or of the powers herein named, or which shall at any time appear conducive to or expedient for the protection, or benefit of the Corporation, either as holder of, or interested in, any property or otherwise, to the same extent as natural persons might or could do, in any part of the world.

To conduct any of its business in the State of Delaware and elsewhere, including in the term "elsewhere" any of the states, districts, territories, colonies or dependencies of the United States, and in any and all foreign countries and to have one or more offices, and to hold, purchase, mortgage and convey real and personal property, without limit as to amount, within or (except as and when forbidden by local laws) without the State of Delaware.

To carry on any other business to any extent and in any manner not prohibited by the laws of Delaware or, where the Corporation may seek to do such business elsewhere, by local laws.

The foregoing clauses shall be construed both as objects and powers, but no recitation or declaration of specific or special objects or powers herein enumerated shall be deemed to be exclusive; but in each and every instance it is hereby expressly declared that all other powers, not inconsistent therewith, now or hereafter permitted or granted under the laws of Delaware, or by the laws of any other state or country into which the Corporation may go or seek to do business, are hereby expressly included as if such other or general powers were herein set forth.

FOURTH:

A.  Authorized Shares and Classes of Stock.

The total number of shares and classes of stock that the Company shall have authority to issue is 210,000,000 million shares, which shall be divided into two classes, as follows:  10,000,000 shares of Preferred Stock, par value of $0.001 per share, and 200,000,000 shares of Common Stock, the par value of $0.001 per share.

B.  Designations, Powers, Preferences and Rights, in Respect of the Shares of Preferred Stock.

(1) Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine.  All shares of any one series shall be of equal rank and identical in all respects.

(2) Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issue of any series of Preferred Stock, the designation of such series, and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including the following:

(a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

(b) The dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

(c) Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(d) The rights to which the holders of shares and such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding-up is voluntary or involuntary, and, if voluntary, may vary at different dates;

(e) Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(f) Whether or not the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or any other series of the same class and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

(g) The voting powers, full and/or limited, if any, of the shares of such series; and if the certificate of incorporation provides that the number of directors shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office, whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events, or upon other matters;

(h) Whether or not the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

(i) Whether or not the holders of shares of such series shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into stock of any class and, if so entitled, the qualifications, conditions, limitations and restrictions of such right; and

(j) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

C.  Limitations, Relative Rights and Powers in Respect of Shares of Common Stock.

(l) After the requirements with respect to preferential dividends, if any, on the Preferred Stock (fixed pursuant to Section B) shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as purchase, retirement or sinking funds (fixed pursuant to Section B), then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(2) After distribution in full of the preferential amount, if any, (fixed pursuant to Section B) to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for the distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

(3) Except as may be otherwise required by law or by this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him on all matters voted upon by the stockholders.

D.  Other Provisions.

(l) Except as may be provided in the resolution or resolutions of the Board of Directors pursuant to Section B with respect to any series of Preferred Stock, no holder of stock of any class of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of Capital Stock of the Corporation, or to any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law.  Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered to the Corporation shall be fully paid and not liable to any further call.

(2) In no case shall fractions of shares of any class of stock be issued by the Corporation, but in lieu thereof the Corporation shall, at its option, make a cash adjustment or issue fractional Scrip Certificates, in such form and in such denominations as shall from time to time be determined by the Board of Directors.  Such Scrip Certificates shall be exchangeable on or before such date or dates as the Board of Directors may determine, when surrendered with other similar Scrip Certificates in sufficient aggregate amounts, for certificates for fully paid and non-assessable full shares of the respective stocks for which such Scrip Certificates are exchangeable, and new Scrip Certificates of a like tenor for the remaining fraction of a share, if any.  Such Scrip Certificates shall not entitle any holder thereof to voting rights, dividend rights or any other rights of a stockholder or any rights other than the rights therein set forth, and no dividend or interest shall be payable or shall accrue with respect to Scrip Certificates or the interests represented thereby.  All such Scrip Certificates which are not surrendered in exchange for shares of stock on or before their respective expiration dates shall thereafter be void and of no effect whatever.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and it is expressly provided that the same are intended to be in furtherance and not in limitation or exclusion of the powers conferred by statute:

(1)	The number of directors shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.
(2)	Election of directors need not be by ballot unless the Bylaws so provide.
(3)	The Board of Directors shall have power to determine from time to time whether and if allowed under what conditions and regulations the accounts, and except as otherwise provided by statute or by this Certificate of Incorporation, the books of the Corporation shall be open to the inspection of the shareholders, and the shareholders' rights in this respect are and shall be restricted or limited accordingly, and no shareholder shall have any right to inspect any account or book or document of the Corporation except as conferred by statute or by this Certificate of Incorporation, or authorized by the Board of Directors or by a resolution of the shareholders.
(4)	The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation.
(5)	Except as may be otherwise provided by statute or in this Certificate of Incorporation, the business and affairs of this Corporation shall be managed under the direction of the Board of Directors.
(6)	No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
~~(7)~~	~~Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the shareholders of the Corporation must be effected solely at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.~~

SIXTH:   (1) Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting by the written consent of the stockholders of the Corporation, but only if such action is taken in accordance with the provisions of this Article Sixth and the Corporation’s By-Laws.

2. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article.

3. Any person other than the Corporation seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the secretary of the Corporation and delivered to the Corporation and signed by the holders of record of no less than twenty percent (20%) of the Capital Stock of the Corporation entitled to express consent on the relevant action, request that a record date be fixed for such purpose (“Record Date Request”). The written notice must contain the information required by the By-Laws with respect to the business and/or nominations that are the subject of the proposed action. Following receipt of the notice, the Board of Directors shall promptly, but in all events within ten (10) business days after the date the notice is received, determine the validity of the request and whether the request relates to an action that may be taken by written consent pursuant to this Article and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If no record date has been fixed by the Board of Directors within ten (10) business days following the Corporation’s receipt of the notice to fix a record date for such purpose, the record date shall be the day on which the first signed written consent is delivered to the Corporation in the manner described in paragraph 7 of this Article; except that, if prior action by the Board of Directors is required under the provisions of Delaware law and the Board determines to take such prior action, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action, and except that no record date shall be set for any action that is not a proper subject for action by written consent pursuant to paragraph 4 of this Article or for which consents are not to be solicited as provided in paragraph 5 of this Article.

4. The Board of Directors shall not be obligated to set a record date for an action by written consent if (i) the Record Date Request does not comply with this Article Sixth and the Corporation’s By-Laws, (ii) such action is not a proper subject for stockholder action under applicable law, (iii) the request for a record date for such action is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the current year annual meeting or the period from the time notice of any special meeting is first given to shareholders and ending on the date of such meeting, (iv) an annual or special meeting of stockholders was held not more than thirty (30) days before such request for a record date was received by the secretary of the Corporation, (v) an item of business substantially the same as or substantially similar to such action (“Similar Item”) is to be included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that is to be called within fifteen (15) days after the request for a record date is received and held as soon as practicable thereafter, or (vi) such record date request or any solicitation of consents to such action was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”) or other applicable law. For purposes of this, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors or filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. The Board of Directors shall determine in good faith whether a record date is required to be set under the provisions of this Article Sixth.

5. Stockholders may take action by written consent only if consents are solicited pursuant to a consent solicitation conducted pursuant to Regulation 14A of the Exchange Act, without reliance upon the exemption contained in Rule 14a-2(b)(2) of the Exchange Act.

6. Every written consent purporting to take or authorize the taking of corporate action (each such written consent is referred to in this paragraph and in paragraph 7 as a “Consent”) must bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated Consent delivered in the manner required by paragraph 7 of this Article and not later than one hundred twenty (120) days after the record date, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.

7. No Consents may be efective until twenty (20) days after the record date. Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business or to an agent designated by the Corporation. Delivery must be made by hand or by certified or registered mail, return receipt requested.

SEVENTH: ~~Sixth.~~ The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.

Appendix B

AMENDED AND RESTATED BY-LAWS

OF

APPLIED MINERALS, INC.

ARTICLE I.

Stockholders' Meeting

1.

Place of Meeting.  Meetings of the stockholders shall be held at the registered office of the Corporation in Delaware, or at such other place within or without the State of Delaware as may be designated by the Board of Directors or the stockholders.

2.

Annual Meeting.  The annual meeting of the stockholders shall be held on such date and at such time and place as the Board of Directors may designate. The date, place and time of the annual meeting shall be stated in the notice of such meeting delivered to or mailed to stockholders. At such annual meeting the stockholders shall elect directors, in accordance with the requirements of the Certificate of Incorporation, and transact such other business as may properly be brought before the meeting.

3.

Quorum.  The holders of stock representing a majority of the voting power of all shares of stock issued and outstanding and entitled to vote generally in the election of directors, present in person or by proxy, shall be requisite for and shall constitute a quorum of all meetings of the stockholders, except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws. If a quorum shall not be present at any meeting of the stockholders, the stockholders present in person or by proxy and entitled to vote shall, by the vote of holders of stock representing a majority of the voting power of all shares present at the meeting, have the power to adjourn the meeting from time to time in the manner provided in paragraph 4 of Article I of these By-laws until a quorum shall be present.

4.

Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

5.

Voting; Proxies.  At each meeting of the stockholders of the Corporation, every stockholder having the right to vote may authorize another person to act for him or her by proxy. Such authorization must be in writing and executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission provided that the telegram, cablegram or electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. A copy, facsimile transmission or other reliable reproduction of a writing or transmission authorized by this paragraph 5 of Article I may be substituted for or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

No proxy authorized hereby shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period. No ballot, proxies or votes, nor any revocations thereof or changes thereto shall be accepted after the time set for the closing of the polls pursuant to paragraph 11 of Article I of these By-laws unless the Court of Chancery upon application of a stockholder shall determine otherwise. Each proxy shall be delivered to the inspectors of election prior to or at the meeting. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing a subsequent duly executed proxy with the Secretary of the Corporation. Unless a greater number of affirmative votes is required by the Certificate of Incorporation, these By-laws, the rules or regulations of any stock exchange applicable to the Corporation, or as otherwise required by law or pursuant to any regulation applicable to the Corporation, if a quorum exists at any meeting of stockholders, stockholders shall have approved any matter, other than the election of directors, if the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote on the matter in favor of such matter exceed the votes cast by such stockholders against such matter. A nominee for director shall be elected to the Board of Directors by a plurality of the votes cast at any meeting of stockholders.

6.

Notice.  Written notice of an annual or special meeting shall be given to each stockholder entitled to vote thereat, not less than ten nor more than sixty days prior to the meeting. The notice shall state the place, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

7.

Inspectors of Election.  The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

In the event of the delivery, in the manner provided by Article I, Paragraph 15 of these By-Laws and applicable law, to the Corporation of written consent or written consents to take corporate action and/or any related revocation or revocations, the Corporation shall appoint one or more Inspectors of Election who shall perform a ministerial review of the validity of the consents and revocations. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. For the purpose of permitting the Inspectors to perform such review, no action by written consent and without a meeting shall be effective until such Inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with Article I, Paragraph 15 of these By-Laws and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of Stockholders. Nothing contained herein shall in any way be construed to suggest or imply that the Corporation, the Board of Directors or any Stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the Inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

8.

Stock List.  At least ten days before every meeting of the stockholders a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the post office address of each, and the number of shares held by each, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting (i) on a reasonably accessible electronic network, provided the information required to gain access to the list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the original or duplicate stock ledger shall be provided at the time and place of each meeting and shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders or to vote in person or by proxy at such meeting.

9.

Special Meetings.  Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the Corporation as to dividends or upon liquidation (“Preferred Stock”) with respect to such series of Preferred Stock, special meetings of the stockholders for any purpose or purposes may be called by the Chair of the Board, and shall be called by the Chair of the Board, if any, the President, or the Secretary at the request in writing of a majority of the Board of Directors or one or more record holders of shares of stock of the Corporation representing in the aggregate not less than twenty percent (20%) of the combined voting power of the then outstanding shares and series of capital stock entitled to vote on the matter or matters to be brought before the proposed special meeting (“Requisite Percentage”). A special meeting request shall be signed and dated by each Stockholder of record (or a duly authorized agent of such Stockholder) requesting the special meeting (each, a “Requesting Stockholder”) and directed to the Secretary and (a) shall include (i) an acknowledgement by the Requesting Stockholders and the beneficial owners, if any, on whose behalf the special meeting request(s) are being made that a disposition of shares of the Corporation’s Common Stock owned of record or beneficially as of the date on which the special meeting request in respect of such shares is delivered to the Secretary that is made at any time prior to the special meeting shall constitute a revocation of such special meeting request with respect to such disposed shares and (ii) documentary evidence that the Requesting Stockholders own the Requisite Percentage as of the date of such written request to the Secretary; provided, however, that if the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the special meeting request(s) must also include documentary evidence (or, if not simultaneously provided with the special meeting request(s), such documentary evidence must be delivered to the Secretary within ten (10) business days after the date on which the special meeting request(s) are delivered to the Secretary) that the beneficial owners on whose behalf the special meeting request(s) are made beneficially own the Requisite Percentage as of the date on which such special meeting request(s) are delivered to the Secretary and (b) ~~A stockholder request for a special meeting shall be directed to the Secretary and shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and~~ shall be accompanied by a notice setting forth the information required by paragraph 13 of this Article or paragraph 12 of Article II of these By-laws and the questionnaire and representation of agreement required by Article II, paragraph 14, as applicable, as though the Stockholders were providing notice in connection with an annual meeting under paragraph 13 of this Article or paragraph 12 of Article II of these By-laws as to any nominations proposed to be presented and any other business proposed to be conducted at such special meeting and as to the stockholder(s) requesting the special meeting, as well as the written questionnaire and written representation and agreement required by paragraph 14 of Article II of these By-laws from any nominee for election as a director of the Corporation. A special meeting requested by stockholders shall be held at such date, time and place within or without the state of Delaware as may be designated by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting by one or more stockholders who satisfy the requirements of this paragraph 9 of Article I is received by the Secretary. Notwithstanding anything to the contrary in this section 9, a special meeting will not be held and the Board of Directors shall not be obligated to set a record date for a special meeting if (i) the special meeting request does not comply the Corporation’s By-Laws, (ii) the proposed action is not a proper subject for stockholder action under applicable law, (iii) the request for a record date for such action is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting or the period from the time notice of any special meeting is first given to shareholders and ending on the date of such meeting, (iv) an annual or special meeting of stockholders was held not more than thirty (30) days before such request for a record date was received by the secretary of the Corporation, (v) an item of business substantially the same as or substantially similar to such action (“Similar Item”) is to be included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that is to be called within fifteen (15) days after the request for a record date is received and held promptly thereafter, or (vi) such record date request or any solicitation of consents to such action was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”) or other applicable law. For purposes of this paragraph, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors or filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. The Board of Directors shall determine in good faith whether a record date is required to be set under the provisions of this Article I, Paragraph 12.

~~Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if: (i) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, or (ii) the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the stockholders’s request.~~ A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are un-revoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting. If none of the stockholders who submitted the request for a special meeting appears or sends a qualified representative to present the nominations proposed to be presented or other business proposed to be conducted at the special meeting, the Corporation need not present such nominations or other business for a vote at such meeting. Business transacted at all special meetings shall be confined to the matters stated in the notice of special meeting. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders. The Chair of a special meeting shall determine all matters relating to the conduct of the meeting, including, but not limited to, determining whether any nomination or other item of business has been properly brought before the meeting in accordance with these By-laws, and if the Chair should so determine and declare that any nomination or other item of business has not been properly brought before the special meeting, then such business shall not be transacted at such meeting.

10.

Organization.  Meetings of stockholders shall be presided over by the Chair of the Board, if any, or in his or her absence by a Chair designated by the Board of Directors, or in the absence of such designation by a Chair chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the Chair of the meeting may appoint any person to act as secretary of the meeting.

11.

Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting by the person presiding over the meeting. The Board of Directors of the Corporation may adopt by resolution such rules or regulations for the conduct of meetings of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(1)	the establishment of an agenda or order of business for the meeting;
(2)	rules and procedures for maintaining order at the meeting and the safety of those present;

(3)	limitations on attendance at or participation in the meeting, to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair shall permit;
(4)	restrictions on entry to the meeting after the time fixed for the commencement thereof, and
(5)	limitations on the time allotted to questions or comments by participants. Unless, and only to the extent, determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

12.

Fixing Date for Determination of Stockholders of Record.    The Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

13.

Notice of Stockholder Proposal.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a beneficial owner of stock of the Corporation (a "Stockholder"). For business to be properly brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director, which is governed by paragraphs 12, 13, and 14 of Article II of these By-laws), the stockholder intending to propose the business ~~(the "Proponent")~~ the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a ~~Proponent~~ Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation: (1) by the close of business 60 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is more than 7 and within 30 days preceding the anniversary of the previous year's annual meeting, (2) 90 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held (a) less than 7 days preceding the anniversary of the previous year's annual meeting or (b) on or after the anniversary of the previous year's annual meeting; and (3) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. (For purposes of these By-laws, public disclosure shall be deemed to include a disclosure made in a press release reported by the Dow Jones News Services, Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section  13, 14 or 15(d) of ~~the Securities Exchange Act of 1934, as amended (~~the ~~"~~Exchange Act~~"~~). A ~~Proponent~~ Stockholder's notice to the Secretary shall set forth as to each matter the ~~Proponent~~ Stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (b) as to the Stockholder and any the beneficial owner, if any, on whose behalf the proposal is made, (i) the name and address of the Stockholder, and, if the stockholder is not the record owner of the stock it beneficially owns, the name of the record owner or DTC participant, of the Stockholder~~Proponent~~'s shares as it appears on the Corporation's books, (ii~~e~~) the class and number of shares of the Corporation which are owned beneficially by the Stockholder and the beneficial owner, if any, on whose behalf the proposal is made~~Proponent (beneficially and of record) and owned by any holder of record of the Proponent's shares~~, as of the date of the Stockholder’s~~Proponent's~~ notice, and a representation that the ~~Proponent~~Stockholder will notify the Corporation in writing of any change in the class and number of such shares owned beneficially by the Stockholder, as of the record date for voting at the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iii~~d~~) a description of any agreement, arrangement, or understanding between the Stockholder, if any, on whose behalf the proposal is made, any of the Stockholder's affiliates or associates, and any other person (including their names) in connection with the proposal of such business and any material interest of the Stockholder, the ~~Proponent~~ affiliates or associates of any such person in such business, (iv~~e~~)  (A~~i~~) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation through the delivery of cash or other property, or otherwise, and without regard of whether the stockholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right (a “Derivative Instrument”) directly or indirectly owned beneficially by such Stockholder ~~Proponent, the beneficial owner, if any,~~ or any affiliates or associates or others acting in concert therewith and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (B~~ii~~) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Stockholder has a right to vote any class or series of shares of the Corporation, (C~~iii~~) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (“Short Interests”), (D~~iv~~) any rights to dividends on the shares of the Corporation owned beneficially by such Stockholder that are separated or separable from the underlying shares of the Corporation, (E~~v~~) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (F~~vi~~) any performance-related fees (other than an asset-based fee) that such Stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder’s immediate family sharing the same household, (G~~vii~~) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such Stockholder and (H~~viii~~) any direct or indirect interest of such S~~s~~tockholder in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and a representation that the Stockholder ~~Proponent~~ will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for voting at the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed; (v~~f~~) a representation that the Stockholder ~~Proponent~~ is a beneficial owner of shares of the Corporation entitled to vote at the annual meeting and intends to appear in person or by proxy at the meeting to propose such business, and (vi~~g~~) a representation whether the Stockholder~~Proponent~~ intends, or is part of a group that intends, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding shares required to approve the proposal and/or otherwise to solicit proxies from stockholders in support of the proposal. If requested by the Corporation, the information required under (b) (ii) - (iv), shall be supplemented by the Stockholder not later than 10 days after the record date for the meeting to disclose such information as of the record date.

For purposes of these By-laws, the term “affiliate,” and an “affiliate” of, or a person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified, and the term “associate” means, when used to indicate a relationship with any person, means (1) any corporation or organization (other than the Corporation or a majority-owned subsidiary of the Corporation) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its parents or subsidiaries.

14.

Compliance with Procedures.  Notwithstanding anything in these By-laws to the contrary: (a) no business shall be conducted at any annual meeting except in accordance with the procedures set forth in paragraph 13 of this Article I, and (b) unless otherwise required by law, if a Stockholder  ~~Proponent~~ intending to propose business at an annual meeting pursuant to paragraph 13 of this Article I does not provide the information required under subparagraph (b) (ii) – (iv)~~s (c), (e) and (f)~~ of paragraph 13 to the Corporation promptly following the later of the record date for voting or the date notice of the record date is first publicly disclosed, or the Stockholder ~~Proponent~~ (or a qualified representative of the Stockholder ~~Proponent~~) does not appear at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation. The chair of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of paragraph 13 of this Article I, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. The requirements of paragraph 13 and paragraph 14 of this Article I shall apply to any business to be brought before an annual meeting by a stockholder (other than the nomination of a person for election as a director, which is governed by paragraphs 13, 14 and 15 of Article II of these By-laws) including business to be presented to stockholders by means of an independently financed proxy solicitation but not business to be included in the Corporation's proxy statement pursuant to Rule 14a-8 of the Exchange Act. The requirements of paragraph 13 of this Article I are included to provide the Corporation notice of a stockholder's intention to bring business before an annual meeting and shall in no event be construed as imposing upon any stockholder the requirement to seek approval from the Corporation as a condition precedent to bringing any such business before an annual meeting.

15.

Stockholder Action by Written Consent. Any action required or permitted to be taken by the Stockholders of the Corporation may be effected by a consent in writing by Stockholders as provided by, and subject to the limitations in, the Certificate of Incorporation and this paragraph 15.

A written request by a Stockholder for a record date in accordance with Article Sixth of the Certificate of Incorporation must be delivered by the holders of record of the “Requisite Percentage”and must describe the action that the Stockholder proposes to take by consent (the “Action”) and must contain (a) the text of the proposal (including the text of any resolutions to be effected by such consent), (b) the information required by Article I, Paragraph 13 or Article II, paragraph 12 and the questionnaire and the representation and agreement required by Article II, paragraph 14 of these By-Laws, as applicable, as though the Stockholders making the request were making a special meeting request in furtherance of the Action, (c) an acknowledgment by the Stockholders making the request that a disposition of shares of the Corporation’s Common Stock, owned of record or beneficially as of the date on which the request in respect of such shares is delivered to the Secretary, that is made at any time prior to the delivery of the first written consent with respect to the Action shall constitute a revocation of such request with respect to such disposed shares, (d) a statement that the Stockholder intends to solicit consents in accordance with Regulation 14A of the Exchange Act, without reliance on the exemption contained in Rule 14a-2(b)(2) of the Exchange Act, and (e) documentary evidence that the Stockholders making the request own the Requisite Percentage as of the date that the request is delivered to the Secretary; provided, however, that if the Stockholders making the request are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the Secretary within ten (10) business days after the date on which the request is delivered to the Secretary) that the beneficial owners on whose behalf the request is made beneficially own the Requisite Percentage as of the date on which such request is delivered to the Secretary. In addition, the requesting Stockholders and the beneficial owners, if any, on whose behalf the request is being made shall promptly provide any other information reasonably requested by the Corporation.

In determining whether a record date has been requested by Stockholders of record representing in the aggregate no less than the Requisite Percentage, multiple requests delivered to the Secretary will be considered together only if (a) each identifies substantially the same proposed action and includes substantially the same text of the proposal(s) (in each case as determined in good faith by the Board of Directors), and (b) such requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated request. Any stockholder may revoke a request with respect to his or her shares at any time by written revocation delivered to the Secretary.

Article II

Directors.

1.	Number; Election; Term. The number of directors which shall constitute the whole Board shall be fixed from time to time solely by resolution of the Board, acting by the vote of not less than a majority of the directors then in office. The remaining directors of the Corporation shall cause any such vacancy to be filled in accordance with these By-laws within a reasonable period of time. At the annual meeting or a special meeting at which directors are to be elected in accordance with the Corporation's notice of meeting, directors shall be elected in accordance with the requirements of these By-laws and the Certificate of Incorporation.

2.

Place of Meetings, Records.  The directors may hold their meetings and keep the books of the Corporation inside or outside of the State of Delaware at such places as they may from time to time determine.

3.

Vacancies.  Subject to the rights granted under the Director Nomination Agreement with Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company dated December 22, 2011, , if the office of any director becomes vacant for any reason or any new directorship is created by any increase in the authorized number of directors, a majority of the directors then in office, although less than a quorum, may choose a successor or successors or fill the newly created directorship. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified.

4.

Organizational Meeting.  The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, after each annual election of directors on the day and at the place of the annual meeting or at next regular or special meeting of the Board. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice thereof signed by all of the directors.

5.	Regular Meetings. Regular meetings of the Board may be held without notice at such time and place either within or without the State of Delaware as shall from time to time be determined by the Board.

6.

Special Meetings.  Special meetings of the Board may be called by the Chair of the Board,  a majority of the directors then in office, or the President by the mailing of notice to each director at least 48 hours before the meeting or by notification to each director of the meeting at least 12 hours prior thereto either personally, by telephone, email, facsimile, or by hand.

7.

Quorum.  At all meetings of the Board the presence of one-third of the total number of directors determined by resolution pursuant to paragraph 1 of this Article II to constitute the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Certificate of Incorporation or by these By-laws.

8.

Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any such additional committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee shall have such powers as are granted to it by the resolution of the Board or by subsequent resolutions passed by a majority of the whole Board. Nothing herein shall limit the authority of the Board of Directors to appoint other committees consisting in whole or in part of persons who are not directors of the Corporation to carry out such functions as the Board may designate. Unless otherwise provided for in any resolution of the Board of Directors designating a committee pursuant to this paragraph 8 of Article II: (i) a quorum for the transaction of business of such committee shall be fifty percent or more of the authorized number of members of such committee; and (ii) the act of a majority of the members of such committee present at any meeting of such committee at which there is a quorum shall be the act of the committee (except as otherwise specifically provided by law, the Certificate of Incorporation or by these By-laws).

9.

Presence at Meeting.  Members of the Board of Directors or any committee designated by such Board may participate in the meeting of said Board or committee by means of conference telephone or similar communications equipment by means of which all persons in the meeting can hear each other and participate. The ability to participate in a meeting in the above manner shall constitute presence at said meeting for purposes of a quorum and any action thereat.

10.

Action Without Meetings.  Any action required or permitted to be taken at any meeting of the Board of Directors or any committee designated by such Board may be taken without a meeting, if all members of the Board or committee consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

11.

Eligibility to Make Nominations.  Subject to the rights granted under the Director Nomination Agreement with Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company dated December 22, 2011, nominations of candidates for election as directors at an annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (an "Election Meeting") may be made (1) by any stockholder entitled to vote at such Election Meeting only in accordance with the procedures established by paragraph 12 of this Article II, or (2) by the Board of Directors. In order to be eligible for election as a director, any director nominee must first be nominated in accordance with the provisions of these By-laws.

12.

Procedure for Nominations by Stockholders.  Any beneficial owner of shares that are entitled to be voted for the election of a director at an Election Meeting (a "Stockholder") may nominate one or more persons for such election only if written notice of such Stockholder's intent to make such nomination is received by the Secretary of the Corporation by the Secretary not later than the following dates: (1) with respect to an annual meeting of stockholders, by the close of business 60 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held on a day which is more than 7 and within 30 days preceding the anniversary of the previous year's annual meeting, (2) 90 days in advance of the anniversary of the previous year's annual meeting if such meeting is to be held (a) less than 7 days preceding the anniversary of the previous year's annual meeting or (b) on or after the anniversary of the previous year's annual meeting; and (3) with respect to any other annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting, by the close of business on the tenth day following the date of public disclosure of the date of such meeting. The written notice of the Stockholder intending to make the nomination shall include ~~set forth~~ (a) as to the nominee(s): (i) the name, age, business address and residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee, and a representation that the nominee will notify the Corporation in writing of the number of such shares owned by the nominee of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iv) with respect to each nominee for election or reelection to the Board of Directors, ~~include~~ a completed and signed questionnaire, representation and agreement required by paragraph 14 of this Article II, (v) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under the rules of the United States Securities and Exchange Commission, and (vi) a description of any agreement, arrangement or understanding with respect to such nomination between or among the nominee and any of affiliates or associates of such nominee(s), and any others (including their names) acting in concert with any of the foregoing, and a representation that the nominee will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (vii) the information and representation described in clause (b)(iv) of paragraph 13 of Article 1 of these By-Laws and a representation that the nominee will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, and (b) as to the ~~Proponent~~Stockholder: (i) the name and address of the ~~Proponent~~Stockholder, and of any holder of record of the ~~Propoenent~~Stockholder's shares as they appear on the Corporation's books, (ii) the class and number of shares of the Corporation which are owned beneficially by the ~~Proponent~~Stockholder ~~(beneficially and of record) and owned by any holder of record of the Proponent's shares~~, as of the date of the ~~Proponent~~Stockholder's notice, and a representation that the ~~Proponent~~Stockholder will notify the Corporation in writing of the class and number of shares beneficially owned by the Stockholder, ~~of record and beneficially~~ as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iii) a description of any agreement, arrangement or understanding with respect to such nomination between or among the Stockholder~~Proponent~~ and any of its affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (iv) the information and representation described in clause (b)(iv) of paragraph 13 of Article I of these By-Laws ~~a discription of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proponent's notice by, or on behalf of, the Proponent or any of its affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of stock of the Corporation,~~ and a representation that the ~~Proponent~~Stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (v) a representation that the ~~Proponent~~Stockholder is a beneficial owner of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (vi) a representation whether the ~~Proponent~~Stockholder intends, or is part of a group that intends, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the nominee and/or otherwise to solicit proxies from stockholders in support of the nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably required to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

13.

Compliance with Procedures.  If the Chair of the Election Meeting determines that a nomination of any candidate for election as a director was not made in accordance with the applicable provisions of these By-laws, such nomination shall be void, provided, however, that nothing in these By-laws shall be deemed to limit any class voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock. Notwithstanding anything in these By-laws to the contrary, unless otherwise required by law, if a ~~Proponent~~Stockholder intending to make a nomination at an annual or special meeting pursuant to paragraph 12 of this Article II does not provide the information required under clauses (b) through (d) of subparagraph (vi) of paragraph 12 of this Article II to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the ~~Proponent~~Stockholder (or a qualified representative of the ~~Proponent~~Stockholder) does not appear at the meeting to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

14.

Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under paragraph 12 of this Article II of these By-laws) to the Secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, corporate opportunities, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

Article III

Officers.

1.

Election; Term of Office; Appointments.  The Board of Directors shall elect at least the following officers: Chief Executive Officer, President, Chief Financial Officer, and a Secretary. The Board may also elect, appoint, or provide for the appointment of such other officers, including a General Counsel (who if appointed shall be deemed an officer) and agents as may from time to time appear necessary or advisable in the conduct of the affairs of the Corporation. All officers elected or appointed shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article III. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof. Officers of the Corporation shall hold office until their successors are chosen and qualify in their stead or until their earlier death, resignation or removal. Two or more offices may be held by the same person.

2.

Removal and Resignation; Vacancies.  Any officer elected or appointed by the Board of Directors or a committee thereof may be removed at any time by the affirmative vote of a majority of the whole Board of Directors or the electing or appointing committee, except as otherwise provided in an employment contract. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan. Any officer may resign at any time upon written notice to the Corporation.

If the office of any officer elected or appointed by the Board becomes vacant for any reason, the vacancy may be filled by the Board or any committee thereof

3.

Chief Executive Officer and President.  The Chief Executive Officer shall be responsible for the general management of the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors. He shall make reports to the Board of Directors and the stockholders, and shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect. The Chief Executive Officer of the Corporation if a director, shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors.

The President shall have such authority and perform such duties in the management of the Corporation as from time to time shall be prescribed by the Board of Directors and, to the extent not so prescribed, he or she shall have such authority and perform such duties in the management of the Corporation, subject to the control of the Board, as generally pertain to the office of President, provided that if there is a Chief Executive Officer, such authority and duties shall take into account the authority and duties of the Chief Executive Officer.

4.	Vice-Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Directors.

5.

Chief Financial Officer. The Chief Financial Officer (if any) shall act in an executive financial capacity. He shall assist the Chairman of the Board, the Chief Executive Officer, and the President in the general supervision of the Corporation’s financial policies and affairs. He shall exercise general supervision over the receipt, custody and disbursement of corporate funds. He shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him from time to time by the Board of Directors, the Chief Executive Officer or the President.

6.

Secretary.  The Secretary shall keep or cause to be kept in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders; he shall see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; he shall be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; and he shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors, the Chairman of the Board or the Chief Executive Office or President.

Article IV

Stock.

1.

Stock.  The shares of the Corporation shall be represented by certificates or shall be uncertificated. Each registered holder of shares, upon request to the Corporation, shall be provided with a certificate of stock representing the number of shares owned by such holder. The certificates of stock of the Corporation shall be in the form or forms from time to time approved by the Board of Directors. Such certificates shall be numbered and registered, shall exhibit the holder's name and the number of shares, and shall be signed in the name of the Corporation by the following officers of the Corporation: the Chair of the Board of Directors, or the President or Vice President; and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. If any certificate is manually signed (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signature on the certificate, including those of the aforesaid officers of the Corporation, may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

2.

Lost Certificates.  The Board of Directors or any officer of the Corporation to whom the Board of Directors has delegated authority may authorize any transfer agent of the Corporation to issue, and any registrar of the Corporation to register, at any time and from time to time unless otherwise directed, a new certificate or certificates of stock in the place of a certificate or certificates theretofore issued by the Corporation, alleged to have been lost or destroyed, upon receipt by the transfer agent of evidence of such loss or destruction, which may be the affidavit of the applicant; a bond indemnifying the Corporation and any transfer agent and registrar of the class of stock involved against claims that may be made against it or them on account of the lost or destroyed certificate or the issuance of a new certificate, of such kind and in such amount as the Board of Directors shall have authorized the transfer agent to accept generally or as the Board of Directors or an authorized officer shall approve in particular cases; and any other documents or instruments that the Board of Directors or an authorized officer may require from time to time to protect adequately the interest of the Corporation. A new certificate may be issued without requiring any bond when, in the judgment of the directors, it is proper to do so.

3.

Transfers of Stock.  Transfers of stock shall be made upon the books of the Corporation: (1) upon presentation of the certificates by the registered holder in person or by duly authorized attorney, or upon presentation of proper evidence of succession, assignment or authority to transfer the stock, and upon surrender of the appropriate certificate(s), or (2) in the case of uncertificated shares, upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock.

4.

Holder of Record.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.

Article V

Indemnification.

1.

Right to Indemnification.  (A) The Corporation (and any successor Corporation by merger or otherwise) shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended or modified (but, in the case of any such amendment or modification, to the fullest extent permitted by applicable law, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment or modification), any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, at any time that this Bylaw is in effect (whether or not such person continues to serve in such capacity at the time any indemnification or advancement of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), is or was a director or officer (i) of the Corporation or (ii) is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity, or other enterprise, including service with respect to employee benefit plans (hereinafter, an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be (and the indemnitee shall be deemed to have a contractual right to be indemnified and held harmless), against all liability and loss incurred or suffered and expenses (including attorneys' fees, ERISA and other excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person. Such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

(B) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) by a majority vote of the Disinterested Directors (as hereinafter defined) even though less than a quorum, or (ii) by a committee consisting of Disinterested Directors designated by majority vote of such Disinterested Directors even though less than a quorum, or (iii) if there are no Disinterested Directors or, if, such Disinterested Directors so direct, by Independent Counsel (as hereinafter defined) selected by the Board of Directors, in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iv) by a majority vote of the stockholders of the Corporation. In the event that there shall have occurred within two years prior to the date of the commencement of the proceeding for which indemnification is claimed a “Change of Control” as defined in the Applied Minerals, Inc. 2012 Long-Tem Incentive Plan, the determination of entitlement to indemnification is to be made by Independent Counsel, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

2.

Prepayment of Expenses.  To the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater rights to advancement of expenses than said law permitted the Corporation to provide prior to such amendment or modification), the Corporation (and any successor of the Corporation by merger or otherwise), without the need for any action by the Board of Directors, shall pay (and the indemnitee shall be deemed to have the right to have) the expenses (including attorneys' fees) incurred or suffered by an indemnitee in connection with any proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter, the “undertaking”) by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final disposition that such director or officer is not entitled to be indemnified for such expenses under this Bylaw or otherwise

3.

Claims. (A)  If a claim for indemnification or payment of expenses (including attorneys' fees) under this Article is not paid in full within 20 days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

It shall be a defense to any such action that under the General Corporation Law of the State of Delaware, the claimant has not met the standard of conduct which makes it permissible for the Corporation to indemnify the claimant for the amount claimed or that the claimant is not entitled to the requested advancement of expenses, but (except where the required undertaking, if any, has not been tendered to the Corporation) the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(B) If a determination shall have been made pursuant to Article V(1) (B) of these Bylaws that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (A) of this Article V(3)

(C) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (A) of this Article V.3 that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

4.

Contract Rights; Amendment and Repeal; Non-exclusivity of Rights.

(A) All of the rights conferred in this Article V, as to indemnification, advancement of expenses and otherwise, shall be contract rights between the Corporation and each Indemnitee to whom such rights are extended that vest at the commencement of such Indemnitee’s service to or at the request of the Corporation and (x) any amendment or modification of this Article V that in any way diminishes or adversely affects any such rights shall be prospective only and shall not in any way diminish or adversely affect any such rights with respect to such person, and (y) all of such rights shall continue as to any such Indemnitee who has ceased to be a director or officer of the Corporation or ceased to serve at the Corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators.

(B) All of the rights conferred in this Article V, as to indemnification and advancement of expenses and otherwise (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a person’s service prior to the date of such termination. The Corporation shall have the express right to grant additional indemnity without seeking further approval or satisfaction by the shareholders. All applicable indemnity provisions and any applicable law shall be interpreted and applied so as to provide an Indemnitee with the broadest but nonduplicative indemnity to which he or she is entitled.

5.

Other Indemnification.

The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person collects as indemnification from such other corporation, partnership, joint venture, trust, non-profit entity, or other enterprise.

6.

Amendment or Repeal.

Any repeal or modification of the foregoing provisions of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

7.

Insurance, Other Indemnification and Advancement of Expenses.

(A) The Corporation may maintain insurance, at its expense, to protect itself and any current or former director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current or former director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in paragraph (B) of this Section V.5, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, employee or agent.

(B) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to advancement of expenses incurred in connection with any proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Bylaw with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.

8.	Definitions.

(A) For purposes of this Bylaw:

(1) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(2) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Bylaw.

(B) Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

7.

Severability. If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Article VI

Section 203 of the General Corporation Law.

1.	Election to be Governed. The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.

Article VII

CONTRACTS, PROXIES, ETC.

1.

Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. The Chairman of the Board, the Chief Executive Officer or any Vice President or General Counsel may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer or any Vice President or General Counsel of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

2.

Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

Article VIII

Miscellaneous.

1.

Seal.  The corporate seal shall be in the form adopted by the Board of Directors. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be affixed by any officer of the Corporation to any instrument executed by authority of the Corporation, and the seal when so affixed may be attested by the signature of any officer of the Corporation.

2.

Notice.  Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws, a written waiver signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting, is not lawfully called or convened.

3.

Amendments.  The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of the Corporation by the affirmative action of a majority of its members. The By-laws may be adopted, amended or repealed by shareholders if notice of such proposed adoption, amendment or repeal be contained in the notice of such special meeting.

4.

Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minutes books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.

Checks.  All checks, drafts, notes and other orders for the payment of money shall be signed by such officer or officers or agents as from time to time may be designated by the Board of Directors or by such officers of the Corporation as may be designated by the Board to make such designation.

6.	Fiscal Year. The fiscal year shall begin the first day of January in each year.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 9, 2015.

APPLIED MINERALS, INC.

M96899-P70145

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 15, 2015
Date: December 9, 2015 **Time:** 1:30 p.m., ET
Location: Vanderbilt Suites, Metlife Building
44th Street at Vanderbilt Ave.
New York, NY, 10166

Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AMNL2015.

You are receiving this communication because you are a record owner of shares in Applied Minerals, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

The notice and proxy card were prepared by Broadridge.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS   PROXY STATEMENT   ANNUAL REPORT TO STOCKHOLDERS (FORM 10-K)

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 25, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares in person.

Vote By Internet:

Before The Meeting: Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting: Go to *www.virtualshareholdermeeting.com/AMNL2015*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M96900-P70145

The notice and proxy card were prepared by Broadridge.

Voting Items

1. Election of Directors

The Board of Directors recommends a vote **FOR** seven nominees for Director with each nominee to serve until the 2016 Annual Meeting of Stockholders or until his successor is elected and qualified.

1.1 JOHN LEVY
1.2 ROBERT BETZ
1.3 MARIO CONCHA
1.4 DAVID TAFT
1.5 BRADLEY TIRPAK
1.6 ALI ZAMANI
1.7 ANDRE ZEITOUN

2. Advisory, non-binding vote on executive compensation

The Board of Directors recommends a vote **FOR** approval, on an advisory basis, of executive compensation.

4. The ratification of EisnerAmper LLP as our independent registered public accounting firm

The Board of Directors recommends a vote **FOR** ratification.

M96901-P70145

The notice and proxy card were prepared by Broadridge.

The notice and proxy card were prepared by Broadridge.

VOTE IN PERSON
If you are a Record Stockholder and want to vote at the meeting, you will need to request a ballot to vote these shares.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Record holders, please have your Notice of Internet Availability or proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Record Stockholders may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96897-P70145

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

APPLIED MINERALS, INC.

1. Election of Directors

The Board of Directors recommends a vote **FOR** seven nominees for Director with each nominee to serve until the 2016 Annual Meeting of Stockholders or until his successor is elected and qualified.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1.1 JOHN LEVY
1.2 ROBERT BETZ
1.3 MARIO CONCHA
1.4 DAVID TAFT
1.5 BRADLEY TIRPAK
1.6 ALI ZAMANI
1.7 ANDRE ZEITOUN

	For	Against	Abstain
2. Advisory, non-binding vote on executive compensation			
The Board of Directors recommends a vote **FOR** approval, on an advisory basis, of executive compensation.	☐	☐	☐
3. Amendment of the Certificate of Incorporation to enable stockholder action by written consent			
The Board of Directors recommends a vote **FOR** the amendment.	☐	☐	☐
4. The ratification of EisnerAmper LLP as our independent registered public accounting firm			
The Board of Directors recommends a vote **FOR** ratification.	☐	☐	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Mark Here for Address Changes or Comments **(SEE REVERSE)** ☐

Signature must be that of him/herself. If shares are held jointly, each stockholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The notice and proxy card were prepared by Broadridge.

APPLIED MINERALS, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2015:

The Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders (Form 10-K) are available on the following website: www.proxyvote.com.

◀ **FOLD AND DETACH HERE** ▶

M96898-P70145

SOLICITED BY THE BOARD OF DIRECTORS

APPLIED MINERALS, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 9, 2015

The undersigned hereby appoints Eric Basroon and Christopher T. Carney or either of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all the shares of stock of the Company which the undersigned may be entitled to vote at the 2015 annual meeting at the Vanderbilt Suites, Metlife Building, 44th Street at Vanderbilt Ave., New York, NY, 10166 on December 9, 2015, at 1:30 p.m., Eastern Time, and at any adjournment of such meeting, as indicated with respect to the proposals listed on the reverse side hereof and with discretionary authority as to any other matters that may properly come before the meeting, as recommended by the Board of Directors, all in accordance with and as described in the Notice and Proxy Statement of the annual meeting.

If this Proxy is executed by you without indicating (i) a vote for all nominees (ii) withhold for all nominees or (iii) for all except specified nominee(s), it will be deemed to grant authority to vote FOR all nominees. If this Proxy is executed by you without indicating voting instructions on Proposal 2, 3 or 4, then it will be deemed to grant authority to vote FOR such Proposals.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

The notice and proxy card were prepared by Broadridge.